                                                                     Exhibit 4.1

                   VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST



                              Asset-Backed Notes


                           ________________________

                                   INDENTURE

                        Dated as of August [   ], 2000

                           ________________________

                        BANK ONE, NATIONAL ASSOCIATION.

                               Indenture Trustee

                             CROSS-REFERENCE TABLE

================================================================================

       TIA                                               Indenture
     Section                                              Section
     -------                                              -------
--------------------------------------------------------------------------------

310 (a)(1)                 ..........................     6.11
    (a)(2)                 ..........................     6.11
    (a)(3)                 ..........................     6.10
    (a)(4)                 ..........................     6.14
    (b)                    ..........................     6.11
    (c)                    ..........................     N.A.
311 (a)                    ..........................     6.12
    (b)                    ..........................     6.12
    (c)                    ..........................     N.A.
312 (a)                    ..........................     7.1, 7.2
    (b)                    ..........................     7.2
    (c)                    ..........................     7.2
313 (a)                    ..........................     7.4(a), 7.4(b)
    (b)(1)                 ..........................     7.4(a)
    (b)(2)                 ..........................     7.4(a)
    (c)                    ..........................     7.4(a)
    (d)                    ..........................     7.4(a)
314 (a)                    ..........................     7.3(a), 3.9
    (b)                    ..........................     3.6
    (c)(1)                 ..........................     2.1, 2.9, 4.1, 11.1(a)
    (c)(2)                 ..........................     2.1, 2.9, 4.1, 11.1(a)
    (c)(3)                 ..........................     2.9, 4.1, 11.1(a)
    (d)                    ..........................     2.9, 11.1(b)
    (e)                    ..........................     11.1(a)
    (f)                    ..........................     11.1(a)
315 (a)                    ..........................     6.1(b)
    (b)                    ..........................     6.5
    (c)                    ..........................     6.1(a)
    (d)                    ..........................     6.2, 6.1(c)
    (e)                    ..........................     5.13
316 (a) last sentence      ..........................     1.1
    (a)(1)(A)              ..........................     5.11
    (a)(1)(B)              ..........................     5.12
    (a)(2)                 ..........................     Omitted
316 (b), (c)               ..........................     5.7
317 (a)(1)                 ..........................     5.3(b)
    (a)(2)                 ..........................     5.3(d)
    (b)                    ..........................     3.3
318 (a)                    ..........................     11.7
-------------------------------------------------------------------------------
N.A. means Not Applicable.
Note: This cross reference table shall not, for any purpose, be deemed to be part of this Indenture.
===============================================================================

                               TABLE OF CONTENTS

                                                                                       Page
ARTICLE IDEFINITIONS AND INCORPORATION BY REFERENCE
 1.1     Definitions.................................................................     -2-
         -----------
 1.2     Incorporation by Reference of Trust Indenture Act...........................     -2-
         -------------------------------------------------

ARTICLE IITHE NOTES
 2.1     Issuance of Notes; Execution, Authentication and Delivery...................     -3-
         ---------------------------------------------------------
 2.2     Form of Notes and Indenture Trustee's Certificate of Authentication.........     -5-
         -------------------------------------------------------------------
 2.3     Temporary Notes.............................................................     -6-
         ---------------
 2.4     Registration; Registration of Transfer and Exchange of Notes................     -6-
         ------------------------------------------------------------
 2.5     Mutilated, Destroyed, Lost or Stolen Notes..................................     -8-
         ------------------------------------------
 2.6     Persons Deemed Noteholders..................................................     -9-
         --------------------------
 2.7     Payment of Principal and Interest...........................................     -9-
         ---------------------------------
 2.8     Cancellation of Notes.......................................................    -10-
         ---------------------
 2.9     Release of Collateral.......................................................    -10-
         ---------------------
 2.10    Book-Entry Notes............................................................    -11-
         ----------------
 2.11    Notices to Clearing Agency..................................................    -11-
         --------------------------
 2.12    Definitive Notes............................................................    -12-
         ----------------
 2.13    Transferor as Noteholder....................................................    -12-
         ------------------------
 2.14    Tax Treatment...............................................................    -12-
         -------------
 2.15    Special Terms Applicable to Subsequent Transfers of Certain Notes...........    -12-
         -----------------------------------------------------------------

ARTICLE IIICOVENANTS
 3.1     Payment of Principal and Interest...........................................    -13-
         ---------------------------------
 3.2     Maintenance of Agency Office................................................    -13-
         ----------------------------
 3.3     Money for Payments To Be Held in Trust......................................    -14-
         --------------------------------------
 3.4     Existence...................................................................    -15-
         ---------
 3.5     Protection of Trust Estate; Acknowledgment of Pledge........................    -16-
         ----------------------------------------------------
 3.6     Opinions as to Trust Estate.................................................    -17-
         ---------------------------
 3.7     Performance of Obligations; Servicing of Receivables........................    -17-
         ----------------------------------------------------
 3.8     Negative Covenants..........................................................    -18-
         ------------------
 3.9     Annual Statement as to Compliance...........................................    -19-
         ---------------------------------
 3.10    Consolidation, Merger, etc., of Issuer; Disposition of Trust Assets.........    -19-
         -------------------------------------------------------------------
 3.11    Successor or Transferee.....................................................    -21-
         -----------------------
 3.12    No Other Business...........................................................    -22-
         -----------------
 3.13    No Borrowing................................................................    -22-
         ------------
 3.14    Guarantees, Loans, Advances and Other Liabilities...........................    -22-
         -------------------------------------------------
 3.15    Servicer's Obligations......................................................    -22-
         ----------------------
 3.16    Capital Expenditures........................................................    -22-
         --------------------
 3.17    Removal of Administrator....................................................    -22-
         ------------------------

 3.18    Restricted Payments.........................................................    -22-
         -------------------
 3.19    Notice of Events of Default.................................................    -23-
         ---------------------------
 3.20    Further Instruments and Acts................................................    -23-
         ---------------------------
 3.21    Indenture Trustee's Assignment of Interests in Certain Receivables..........    -23-
         ------------------------------------------------------------------
 3.22    Representations and Warranties by the Issuer to the Indenture Trustee.......    -23-
         ---------------------------------------------------------------------

ARTICLE IVSATISFACTION AND DISCHARGE
 4.1     Satisfaction and Discharge of Indenture.....................................    -24-
         ---------------------------------------
 4.2     Application of Trust Money..................................................    -25-
         --------------------------
 4.3     Repayment of Monies Held by Paying Agent....................................    -25-
         ----------------------------------------
 4.4     Duration of Position of Indenture Trustee...................................    -25-
         -----------------------------------------

ARTICLE VDEFAULT AND REMEDIES
 5.1     Events of Default...........................................................    -26-
         -----------------
 5.2     Acceleration of Maturity; Rescission and Annulment..........................    -27-
         --------------------------------------------------
 5.3     Collection of Indebtedness and Suits for Enforcement by Indenture Trustee       -28-
         -------------------------------------------------------------------------
 5.4     Remedies; Priorities........................................................    -30-
         --------------------
 5.5     Optional Preservation of the Trust Estate...................................    -32-
         -----------------------------------------
 5.6     Limitation of Suits.........................................................    -32-
         -------------------
 5.7     Unconditional Rights of Noteholders To Receive Principal and Interest           -33-
         ---------------------------------------------------------------------
 5.8     Restoration of Rights and Remedies..........................................    -33-
         ----------------------------------
 5.9     Rights and Remedies Cumulative..............................................    -33-
         ------------------------------
 5.10    Delay or Omission Not a Waiver..............................................    -34-
         ------------------------------
 5.11    Control by Noteholders......................................................    -34-
         ----------------------
 5.12    Waiver of Past Defaults.....................................................    -34-
         -----------------------
 5.13    Undertaking for Costs.......................................................    -35-
         ---------------------
 5.14    Waiver of Stay or Extension Laws............................................    -35-
         --------------------------------
 5.15    Action on Notes.............................................................    -35-
         ---------------
 5.16    Performance and Enforcement of Certain Obligations..........................    -36-
         --------------------------------------------------
 5.17    Early Amortization Events...................................................    -37-
         -------------------------

ARTICLE VITHE INDENTURE TRUSTEE
 6.1     Duties of Indenture Trustee.................................................    -40-
         ---------------------------
 6.2     Rights of Indenture Trustee.................................................    -41-
         ---------------------------
 6.3     Indenture Trustee May Own Notes.............................................    -41-
         -------------------------------
 6.4     Indenture Trustee's Disclaimer..............................................    -41-
         ------------------------------
 6.5     Notice of Defaults..........................................................    -41-
         ------------------
 6.6     Reports by Indenture Trustee to Holders......................................    -41-
         --------------------------------------
 6.7     Compensation; Indemnity.....................................................    -43-
         -----------------------
 6.8     Replacement of Indenture Trustee............................................    -44-
         --------------------------------
 6.9     Merger or Consolidation of Indenture Trustee................................    -44-
         --------------------------------------------
 6.10    Appointment of Co-Indenture Trustee or Separate Indenture Trustee...........    -46-
         -----------------------------------------------------------------
 6.11    Eligibility; Disqualification...............................................    -46-
         -----------------------------

 6.12    Preferential Collection of Claims Against Issuer............................    -46-
         ------------------------------------------------
 6.13    Representations and Warranties of Indenture Trustee.........................    -46-
         ---------------------------------------------------
 6.14    Indenture Trustee May Enforce Claims Without Possession of Notes............    -47-
         ----------------------------------------------------------------
 6.15    Suit for Enforcement........................................................    -47-
         --------------------
 6.16    Rights of Noteholders to Direct Indenture Trustee...........................    -47-
         -------------------------------------------------

ARTICLE VIINOTEHOLDERS' LISTS AND REPORTS
 7.1     Issuer To Furnish Indenture Trustee Names and Addresses of Noteholders......    -48-
         ----------------------------------------------------------------------
 7.2     Preservation of Information, Communications to Noteholders..................    -48-
         ----------------------------------------------------------
 7.3     Reports by Issuer...........................................................    -48-
         -----------------
 7.4     Reports by Indenture Trustee................................................    -49-
         ----------------------------

ARTICLE VIIIACCOUNTS, DISBURSEMENTS AND RELEASES
 8.1     Collection of Money.........................................................    -50-
         -------------------
 8.2     Trust Accounts; Allocations; Payments.......................................    -50-
         -------------------------------------
 8.3     General Provisions Regarding Trust Accounts.................................    -52-
         -------------------------------------------
 8.4     Release of Trust Estate.....................................................    -52-
         -----------------------
 8.5     Opinion of Counsel..........................................................    -53-
         ------------------

ARTICLE IXSUPPLEMENTAL INDENTURES
 9.1     Supplemental Indentures Without Consent of Noteholders......................    -53-
         ------------------------------------------------------
 9.2     Supplemental Indentures With Consent of Noteholders.........................    -54-
         ---------------------------------------------------
 9.3     Execution of Supplemental Indentures........................................    -56-
         ------------------------------------
 9.4     Effect of Supplemental Indenture............................................    -56-
         --------------------------------
 9.5     Conformity with Trust Indenture Act.........................................    -56-
         -----------------------------------
 9.6     Reference in Notes to Supplemental Indentures...............................    -56-
         ---------------------------------------------

         ARTICLE XREDEMPTION OF NOTES
 10.1    Redemption..................................................................    -57-
         ----------
 10.2    Form of Redemption Notice...................................................    -57-
         -------------------------
 10.3    Notes Payable on Redemption Date............................................    -58-
         --------------------------------

ARTICLE XIMISCELLANEOUS
 11.1    Compliance Certificates and Opinions, etc...................................    -58-
         -----------------------------------------
 11.2    Form of Documents Delivered to Indenture Trustee............................    -60-
         ------------------------------------------------
 11.3    Acts of Noteholders.........................................................    -61-
         -------------------
 11.4    Notices, etc., to Indenture Trustee, Issuer and Rating Agencies.............    -62-
         ---------------------------------------------------------------
 11.5    Notices to Noteholders; Waiver..............................................    -62-
         ------------------------------
 11.6    Alternate Payment and Notice Provisions.....................................    -63-
         ---------------------------------------
 11.7    Conflict with Trust Indenture Act...........................................    -63-
         ---------------------------------
 11.8    Effect of Headings and Table of Contents....................................    -63-
         ----------------------------------------
 11.9    Successors and Assigns......................................................    -64-
         ----------------------
 11.10   Separability................................................................    -64-
         ------------
 11.11   Benefits of Indenture.......................................................    -64-
         ---------------------

11.12     Legal Holidays.............................................................    -64-
          --------------
11.13     GOVERNING LAW..............................................................    -64-
          -------------
11.14     Counterparts...............................................................    -64-
          ------------
11.15     Recording of Indenture.....................................................    -65-
          ----------------------
11.16     No Recourse................................................................    -65-
          -----------
11.17     No Petition................................................................    -66-
          -----------
11.18     Inspection.................................................................    -66-
          ----------
11.19     No Substantive Review of Compliance Documents..............................    -66-
          ---------------------------------------------
11.20     Amendment of Basic Documents...............................................    -67-
          ----------------------------

     EXHIBIT A      Form of Transfer Certificate
     EXHIBIT B      Form of Undertaking Letter

     Schedule 2     Collection Accounts

     INDENTURE, dated as of August [ ], 2000, between VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, a New York common law trust (the "Issuer" or the "Trust"),
                                                      ------          -----
and BANK ONE, NATIONAL ASSOCIATION., a national banking association, as indenture trustee (as indenture trustee and not in its individual capacity the "Indenture Trustee").
------------------


                                    RECITALS

     IN WITNESS WHEREOF, each party agrees to follow for the benefit of the other party and for the equal and ratable benefit of the Holders of the Notes and (only to the extent expressly provided herein) the Residual Interestholder:


                                GRANTING CLAUSE

     The Issuer hereby confirms its grant of a security interest in, transfer, assignment and conveyance to the Indenture Trustee on the Initial Closing Date, as trustee for the benefit of the Noteholders and (only to the extent expressly provided herein) the Residual Interestholder, all of the Issuer's right, title and interest in, to and under (a) all Receivables, all Collateral Security with respect thereto, all monies due or to become due thereon (including all interest thereon accruing after June 30, 2000, whether paid or payable) and all amounts received with respect thereto and all proceeds thereof (including "proceeds" as defined in Section 9-306 of the UCC) and Recoveries, existing in Accounts on the Initial Cut-Off Date, generated in the Accounts after the Initial Cut-Off Date and Receivables existing in or generated in any Accounts added to the Trust on any Addition Date; (b) the Trust Sale and Servicing Agreement (including the rights of VOLKSWAGEN DEALER FINANCE, LLC (the "Transferor") under the
                                               ----------
Receivables Purchase Agreement assigned to the Issuer pursuant to the Trust Sale and Servicing Agreement); (c) all Collections; (d) all funds on deposit in the Trust Accounts; (e) any Enhancement issued for a Series or class of Notes; (f) a security interest in the Vehicles; and (g) any proceeds of the foregoing (collectively, the "Collateral").
                    ----------

     The foregoing grant has been made and will continue to be made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction (except as otherwise provided in any Series Supplement or supplement hereto), to secure (only to the extent expressly provided herein) distributions with respect to the Residual Interest, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture. This Indenture constitutes a security agreement under the UCC.

     The foregoing grant included and will continue to include all rights, powers and options (but none of the obligations, if any) of the Issuer under any agreement or instrument included in the Collateral, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Receivables included in the Collateral and all other monies payable under the Collateral, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Issuer or otherwise and generally to do and receive anything that the Issuer is or may be entitled to do or receive under or with respect to the Collateral.

     The Indenture Trustee, as trustee on behalf of the Noteholders, and (only to the extent expressly provided herein) the Residual Interestholder, acknowledges such grant and accepts the trusts under this Indenture in accordance with the provisions of this Indenture.


                                   ARTICLE I
                   DEFINITIONS AND INCORPORATION BY REFERENCE

          SECTION  1.1              Definitions.  Certain capitalized terms used
                                    -----------
in this Indenture shall have the respective meanings assigned them in Part I of
                                                                      ------
Appendix A to the Trust Sale and Servicing Agreement, dated as of August [   ],
----------
2000 (the "Trust Sale and Servicing Agreement") among VW Credit, Inc. ("VCI"),
           ----------------------------------                           ---
Transferor and The Bank of New York, a New York banking corporation (the "Owner
                                                                          -----
Trustee").  All references herein to "this Indenture" are to this Indenture as
-------
it may be amended, supplemented or modified from time to time, and all references herein to Articles, Sections, subsections and exhibits are to Articles, Sections, subsections and exhibits of this Indenture unless otherwise specified. All terms defined in this Indenture shall have the defined meanings when used in any certificate, notice, Note or other document made or delivered pursuant hereto unless otherwise defined therein. The rules of construction set forth in Part II of Appendix A to the Trust Sale and Servicing Agreement shall
         -------    ----------
be applicable to this Indenture.

          SECTION  1.2              Incorporation by Reference of Trust
                                    -----------------------------------
Indenture Act.  Whenever this Indenture refers to a provision of the Trust
-------------
Indenture Act ("TIA"), such provision is incorporated by reference in and made a
                ---
part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

          "Commission" means the Securities and Exchange Commission.

          "indenture securities" means the Notes.

          "indenture trustee" means the Indenture Trustee.

          "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

          All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by a Commission rule have the respective meanings assigned to them by such definitions.

                                  ARTICLE II
                                  THE NOTES

          SECTION 2.1               Issuance of Notes; Execution, Authentication
                                    --------------------------------------------
and Delivery.
------------

          (a) Notes may be issued by the Issuer upon execution of this Indenture and from time to time thereafter, in each case, in accordance with the terms and conditions authorized by or pursuant to a Series Supplement. The Notes may be issued in one or more Series. The aggregate principal amount of the Notes of all Series that may be authenticated and delivered and outstanding under this Indenture is not limited.

          (b) The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile. Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such office prior to the authentication and delivery of such Notes or did not hold such office at the date of such Notes.

          (c) Prior to or concurrently with the delivery of any Note to the Indenture Trustee for authentication, the parties hereto shall execute and deliver a Series Supplement which will specify the principal terms of such new Series. The terms of such Series Supplement may modify or amend the terms of this Indenture solely as applied to such new Series of Notes.

               (i) The Series Supplement shall set forth, in addition to all other requirements of such certificate:

               (A) the name or designation of the particular Series (which shall distinguish such Series from all other Series);

               (B) the initial aggregate principal amount of the Series (or method for calculating its initial principal amount) which may be authenticated and delivered under this Indenture (except for Notes authenticated and delivered upon registration and transfer of, or in exchange for, or in lieu of, other Notes of such Series pursuant to this Indenture);

               (C) the method for allocating principal and interest to the Noteholders;

               (D) the rate or rates (or the method for determining its rate) at which the Notes of such Series shall bear interest, if any, or the initial interest rate and the method for determining subsequent interest rates;

               (E) the terms on which the Notes may be exchanged for Notes of another Series, be subject to repurchase, optional redemption or mandatory redemption by the Transferor or be remarketed by any remarketing agent;

               (F) the date on which the Notes will begin their Accumulation Period or Controlled Amortization Period;

               (G)  the percentage used to calculate monthly Servicing Fees;

               (H) the issuer and terms of any Enhancement for that Series or the level of subordination provided by the Residual Interest;

               (I)  the Final Maturity Date for that Series; and

               (J)  any other terms permitted by this Indenture.

               (ii) The obligation of the Indenture Trustee to authenticate the Notes of such new Series and to execute and deliver the related Series Supplement is subject to the delivery to the Indenture Trustee of the following:

               (A) on or before the fifth Business Day immediately preceding the Series Issuance Date, the Transferor shall have given the Indenture Trustee, the Owner Trustee, the Servicer, each Rating Agency, any Agent and any Enhancement Provider written notice of such issuance and the Series Issuance Date;

               (B) a Series Supplement in form satisfactory to the Indenture Trustee, executed by each party hereto other than the Indenture Trustee;

               (C) the related Enhancement Agreement and any related agreement, executed by each party hereto other than the Indenture Trustee;

               (D) an Opinion of Counsel to the effect that, (i) for federal income tax purposes, the issuance of the Notes will not adversely affect the characterization of the Notes of any outstanding Series or class of Notes, as debt, nor will the issuance cause a taxable event for any Noteholder, (ii) the issuance of a new Series of Notes will be characterized as debt and (iii) the Trust will not be an association or publicly traded partnership taxable as a corporation;

               (E) confirmation from the Rating Agencies that the issuance will not result in a reduction or withdrawal of the rating of any outstanding Series or class of Notes.

          (d) Prior to or concurrently with each new issuance, the Transferor shall have represented and warranted that the issuance shall not, in the reasonable belief of the Transferor, cause an Early Amortization Event or Investment Event to occur for any outstanding Series or class of Notes.

          (e) Upon execution and delivery of a Series Supplement and Opinion of Counsel to the Indenture Trustee, the Indenture Trustee shall thereupon authenticate and deliver the related Notes to or upon the written order of the Issuer, signed by any Authorized Officer.

          SECTION 2.2               Form of Notes and Indenture Trustee's
                                    -------------------------------------
Certificate of Authentication.
-----------------------------

          (a) The Notes shall be in the forms provided from time to time by or pursuant to a Series Supplement in accordance with the terms of this Indenture and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the Issuer may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Notes may be listed or to conform to usage. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note. The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the Authorized Officer executing such Notes, as evidenced by such officer's execution of such Notes.

          (b) The Indenture Trustee's certificate of authentication shall be substantially in the following form:

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                    This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                          BANK ONE, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

                          By:    ______________________________
                          Name:
                          Title:

                          Dated: ______________________________

          (c) Each Note shall be dated the date of its authentication. Unless otherwise provided in the related Series Supplement, each Note shall be issuable as a registered Note in the minimum denomination of $1,000 and in integral multiples thereof.

          SECTION  2.3        Temporary Notes.
                              ---------------

          (a) Pending the preparation of Definitive Notes, if any, to be issued in exchange for Book-Entry Notes the Issuer may execute, and upon receipt of an Issuer Order the Indenture Trustee shall authenticate and deliver, such Temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations as are consistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

          (b) If Temporary Notes are issued, the Issuer shall cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the Temporary Notes shall be exchangeable for Definitive Notes upon surrender of the Temporary Notes at the Agency Office of the Issuer to be maintained as provided in Section 3.2, without charge to the
                                          -----------
                Noteholder. Upon surrender for cancellation of any one or more Temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so delivered in exchange, the Temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

          SECTION 2.4         Registration; Registration of Transfer and
                              ------------------------------------------
Exchange of Notes.
-----------------

          (a) The Issuer shall cause to be kept the Note Register, comprising separate registers for each Series and class of Notes, in which, subject to such reasonable regulations as the Issuer may prescribe, the Issuer shall provide for the registration of the Notes and the registration of transfers and exchanges of the Notes (the "Note Register"). The Indenture Trustee shall
                            -------------
                initially be the Note Registrar for the purpose of registering the Notes and transfers of the Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor Note Registrar or, if it elects not to make such an appointment, assume the duties of the Note Registrar.

          (b) If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer shall give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register. The Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof. The Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Noteholders and the principal amounts and number of such Notes.

          (c) Upon surrender for registration of transfer of any Note at the Corporate Trust Office of the Indenture Trustee or the Agency Office of the Issuer (and following the delivery, in the former case, of such Notes to the Issuer by the Indenture Trustee), the Issuer shall execute, the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes of the same Series in any authorized denominations of a like aggregate principal amount.

          (d) At the option of the Noteholder, Notes may be exchanged for other Notes of the same Series and class in any authorized denominations, of a like aggregate principal amount, upon surrender of such Notes to be exchanged at the Corporate Trust Office of the Indenture Trustee or the Agency Office of the Issuer (and following the delivery, in the former case, of such Notes to the Issuer by the Indenture Trustee), the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, such Notes which the Noteholder making the exchange is entitled to receive.

          (e) All Notes issued upon any registration of transfer or exchange of other Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

          (f) Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee and the Note Registrar, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company.

          (g) No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer or Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Sections 2.3 or 9.6 not involving any
                                           ------------    ---
                transfer.

          (h)   The preceding provisions of this Section 2.4 notwithstanding,
                                                 -----------
                the Issuer shall not be required to transfer or make exchanges, and the Note Registrar need not register transfers or exchanges,
                (i) of Notes that have been selected for redemption pursuant to

                Article X, if applicable; (ii) of Notes that are due for
                ---------
                repayment within 15 days of submission to the Corporate Trust Office or the Agency Office; or (iii) if Section 2.15 has not
                                                         ------------
                been complied with in connection with such transfer.

          (i) Neither the Indenture Trustee nor the Note Registrar shall have any responsibility to monitor or restrict the transfer of beneficial ownership in any Note an interest in which is transferable through the facilities of the Depository.

          SECTION  2.5        Mutilated, Destroyed, Lost or Stolen Notes.
                              ------------------------------------------

          (a) If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and
                (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and upon the Issuer's written request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of a like Series and class and aggregate principal amount; provided, however, that if any such
                                            --------  -------
                destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may make payment to the Holder of such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date, if applicable, without surrender thereof.

          (b) If, after the delivery of a replacement Note or payment in respect of a destroyed, lost or stolen Note pursuant to subsection (a), a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from (i) any Person to whom it was delivered, (ii) the Person taking such replacement Note from the Person to whom such replacement Note was delivered or (iii) any assignee of such Person, except a bona fide purchaser, and the Issuer and the Indenture Trustee shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

          (c) In connection with the issuance of any replacement Note under this Section 2.5, the Issuer or the Indenture Trustee may
                     -----------
                require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including all fees and expenses of the Indenture Trustee) connected therewith.

          (d)   Any duplicate Note issued pursuant to this Section 2.5 in
                                                           -----------
                replacement for any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be found at any time or be enforced by any Person, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

          (e)   The provisions of this Section 2.5 are exclusive and shall
                                       -----------
                preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

          SECTION  2.6        Persons Deemed Noteholders.  Prior to due
                              --------------------------
presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the Noteholder for the purpose of receiving payments of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

          SECTION  2.7        Payment of Principal and Interest.
                              ---------------------------------

          (a) Interest on each Series of Notes shall accrue and be payable as provided in the applicable Series Supplement. Unless otherwise provided in the applicable Series Supplement, any installment of interest payable on any Note shall be punctually paid or duly provided for by a deposit by or at the written direction of the Issuer into the Collection Account, on the applicable Payment Date and shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the applicable Record Date, by check mailed first-class, postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided, however, that, with respect to Book-Entry
                             --------  -------
                Notes registered on the applicable Record Date in the name of the Note Depository for which Definitive Notes have not been issued pursuant to Section 2.12, payment shall be made by wire
                                   ------------
                transfer in immediately available funds to the account designated by such Holder.

          (b) The principal of each Series of Notes shall be payable as provided in the applicable Series Supplement. All principal payments on each Series of Notes shall be made pro rata to the Noteholders of such Series entitled thereto unless otherwise provided in the related Series Supplement. Unless otherwise provided in the applicable Series Supplement, any installment of principal payable on any Note shall be punctually paid or duly provided for by a deposit by or at the direction of the Issuer into the Principal Funding Account on the applicable Payment Date and shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the applicable Record Date, by check mailed first-class, postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided, however, that, with respect to Book-Entry
                             --------  -------
                Notes registered on the Record Date in the name of the Note Depository for which Definitive Notes have not been issued pursuant to Section 2.12, payment shall be
                                                 ------------
                made by wire transfer in immediately available funds to the account designated by such Holder, except for the final installment of principal on any such Note and the Redemption Price for any Notes, if so called, which, in each case, shall be payable as provided herein. The funds represented by any such checks in respect of interest or principal returned undelivered shall be held in accordance with Section 3.3.
                                                 -----------

          (c) With respect to any Payment Date on which the final installment of principal and interest on a Series of Notes is to be paid, the Indenture Trustee shall notify each Noteholder of such Series of Notes as of the Record Date for such Payment Date of the fact that the final installment of principal of and interest on such Note is to be paid on such Payment Date. With respect to Book-Entry Notes for which Definitive Notes have not been issued, such notice shall be sent on the Business Day prior to such Payment Date by facsimile, and with respect to Definitive Notes, such notice shall be sent not later than three Business Days after such Record Date in accordance with Section 11.5(a),
                                                               ---------------
                and, in each case, shall specify that such final installment shall be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. The Indenture Trustee shall not be liable for any failure to provide notice to the Noteholders as required pursuant to this Section
                                                                       -------
                2.7(c) to the extent it has not received notice of such expected
                ------
                final Payment Date from the Issuer not later than two Business Days after the Record Date. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.2.
                   ------------

          SECTION 2.8        Cancellation of Notes.  All Notes surrendered for
                             ---------------------
payment, redemption, exchange or registration of transfer shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.8, except as
                                                       -----------
expressly permitted by this Indenture. All canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be returned to it; provided, however, that such Issuer
                                          --------  -------
Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

          SECTION 2.9        Release of Collateral.  If the Indenture is or is
                             ---------------------
required to be qualified under the TIA, the Indenture Trustee shall release property from the lien of this Indenture, other than as permitted by Sections
                                                                     --------
3.21, 8.2, 8.4 and 11.1, only upon receipt of an Issuer Request
----  ---  ---     ----
accompanied by an Officers' Certificate, an Opinion of Counsel and (to the extent required by the TIA) Independent Certificates in accordance with TIA
(S)(S) 314(c) and 314(d)(1).

          SECTION 2.10       Book-Entry Notes.  Unless otherwise provided in
                             ----------------
the applicable Series Supplement, each Series of Notes, upon original issuance, shall be issued in the form of a typewritten Note or Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Clearing Agency by or on behalf of the Issuer and such Note or Notes shall be registered on the Note Register in the name of the Note Depository (initially, Cede & Co.). No Note Owner shall receive a Definitive Note representing such Note Owner's interest in such Note, except as provided in Section 2.12. Unless
                                                          ------------
and until Definitive Notes with respect to such Notes have been issued to such Note Owners pursuant to Section 2.12, with respect to such Notes:
                        ------------

          (a)   the provisions of this Section 2.10 shall be in full force and
                                       ------------
                effect;

          (b) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on such Notes and the giving of instructions or directions hereunder) as the sole Holder of such Notes and shall have no obligation to such Note Owners;

          (c)   to the extent that the provisions of this Section 2.10 conflict
                                                          ------------
                with any other provisions of this Indenture, the provisions of this Section 2.10 shall control;
                     ------------

          (d) the rights of the Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants, and unless and until Definitive Notes are issued pursuant to Section 2.12, the
                                                              ------------
                initial Clearing Agency shall make book-entry transfers between the Clearing Agency Participants and receive and transmit payments of principal of and interest on such Notes to such Clearing Agency Participants, pursuant to the Note Depository Agreement; and

          (e) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding Amount of the Notes, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has (i) received written instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and
                (ii) has delivered such instructions to the Indenture Trustee.

          SECTION 2.11       Notices to Clearing Agency.  With respect to any
                             --------------------------
Notes issued as Book-Entry Notes, whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes representing such Notes shall have been issued to the related Note Owners pursuant to Section 2.12, the Indenture Trustee shall
                                    ------------
give all such notices and communications specified herein to be given to the related Noteholders to the Clearing Agency and shall have no obligation to such Note Owners.

          SECTION 2.12       Definitive Notes.  If for any Notes issued as
                             ----------------
Book-Entry Notes (i) the Administrator advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to such Notes and the Issuer is unable to locate a qualified successor; (ii) the Administrator, at its option, advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency; or (iii) after the occurrence of an Event of Default or a Servicing Default, Note Owners representing beneficial interests aggregating at least a majority of the Outstanding Amount of such Notes advise the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of such Note Owners, then the Clearing Agency shall notify all Note Owners and the Indenture Trustee in writing of the occurrence of any such event and of the availability of Definitive Notes to such Note Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Note or Notes representing such Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the related Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions. Upon the issuance of such Definitive Notes, the Indenture Trustee shall recognize the Holders of such Definitive Notes as Noteholders. The Indenture Trustee shall not be liable if the Administrator or the Indenture Trustee is unable to locate a qualified successor Depository (or Clearing Agency).

          SECTION 2.13       Transferor as Noteholder.  The Transferor in its
                             ------------------------
individual or any other capacity may become the owner or pledgee of Notes of any Series and may otherwise deal with the Issuer or its affiliates with the same rights it would have if it were not the Transferor.

          SECTION 2.14       Tax Treatment.  The Issuer and the Indenture
                             -------------
Trustee, by entering into this Indenture, and the Noteholders and the Note Owners, by acquiring any Note or interest therein, (i) express their intention that the Notes qualify under applicable tax law as indebtedness secured by the Collateral and (ii) unless otherwise required by appropriate taxing authorities, agree to treat the Notes as indebtedness of the Issuer secured by the Collateral for the purpose of federal income, state and local income and franchise taxes, any applicable single business tax, and any other taxes imposed upon, measured by or based upon gross or net income.

          SECTION 2.15       Special Terms Applicable to Subsequent Transfers
                             ------------------------------------------------
of Certain Notes.
----------------

          (a) The Notes may not have been registered under the Securities Act, or the securities laws of any other jurisdiction. Consequently, such Notes (the "Unregistered Notes") are not transferable other
                                 ------------------
                than pursuant to an exemption from the registration requirements of the Securities Act and satisfaction of certain other provisions specified herein or in the related Series Supplement. Unless otherwise provided in the related Series Supplement, no sale, pledge or other transfer of any Unregistered Note (or interest therein) after the date thereof may be made by any Person unless either such sale, pledge or other transfer is (i) otherwise made in a transaction exempt from the registration requirements of the Securities Act, in which case (A) the Indenture Trustee shall require that both the prospective transferor and the prospective transferee certify to the Indenture Trustee and the Transferor in writing the facts surrounding such transfer, which certification shall be in form and substance satisfactory to the Indenture Trustee and the Transferor, and (B) the Indenture Trustee shall require a written opinion of counsel (which shall not be at the expense of the Transferor, the Servicer or the Indenture Trustee) satisfactory to the Transferor and the Indenture Trustee to the effect that such transfer will not violate the Securities Act or
                (ii) satisfies the restrictions on transfer set forth in the applicable Series Supplement. Neither the Transferor nor the Indenture Trustee shall be obligated to register any Unregistered Notes under the Securities Act, qualify any Unregistered Notes under the securities laws of any state or provide registration rights to any purchaser or holder thereof.

          (b) Unless otherwise provided in the related Series Supplement, the Unregistered Notes may not be acquired by or for the account of a Benefit Plan and, by accepting and holding an Unregistered Note, the Holder thereof shall be deemed to have represented and warranted that it is not a Benefit Plan and, if requested to do so by the Transferor or the Indenture Trustee, the Holder of an Unregistered Note shall execute and deliver to the Indenture Trustee an undertaking letter in the form set forth in Exhibit
                                                                       -------
                B.
                -

          (c) Unless otherwise provided in the related Series Supplement, Unregistered Notes shall be issued in the form of Definitive Notes, shall be in fully registered form and Sections 2.10, 2.11
                                                             -------------  ----
                and 2.12 of this Indenture shall not apply thereto.
                    ----

          (d) Each Unregistered Note shall bear legends to the effect set forth in subsections (a) and (b) (if subsection (b) is applicable) above.

                                  ARTICLE III
                                   COVENANTS

          SECTION 3.1        Payment of Principal and Interest.  The Issuer
                             ---------------------------------
shall duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture. On each date on which any payments are to be made, the Issuer shall cause amounts on deposit in the Collection Account or any Principal Funding Account to be paid to the Noteholders in accordance with the terms of the Notes and this Indenture, less amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal. Any amounts so withheld shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

          SECTION 3.2        Maintenance of Agency Office.  As long as any of
                             ----------------------------
the Notes remains outstanding, the Issuer shall maintain in the Borough of Manhattan, the City of New York, an office (the "Agency Office"), being an
                                                 -------------
office or agency where Notes may be surrendered to the Issuer for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes, which address is Bank One, National Association, 1 Bank One Plaza, Suite IL1-0126, Chicago, IL 60670-0126. If the Indenture Trustee is not the agent, the Issuer shall give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office of the Indenture Trustee, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

          SECTION 3.3        Money for Payments To Be Held in Trust.
                             --------------------------------------

          (a) All payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the applicable Principal Funding Account shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so withdrawn from such Principal Funding Account for payments of Notes shall be paid over to the Issuer except as provided in this Section 3.3
                                 -----------

          (b) On or before each date on which payments are to be made or the Redemption Date (if applicable), the Issuer shall deposit or cause to be deposited in the applicable Principal Funding Account aggregate sums sufficient to pay the amounts then becoming due with respect to the Notes, such sums to be held in trust for the benefit of the Persons entitled thereto and (unless the Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee in writing of its action or failure to so act.

          (c) The Issuer shall cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.3, that such Paying Agent shall:
                     -----------

               (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

               (ii) give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

               (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

               (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent in effect at the time of determination; and

               (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

          (d) The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          (e) Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for one year after such amount has become due and payable shall be discharged from such trust and be paid by the Indenture Trustee to the Issuer upon receipt of an Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such payment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining shall be paid to the Issuer. The Indenture Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

          SECTION  3.4        Existence.  The Issuer shall keep in full effect
                              ---------
its existence and rights as a common law trust under the laws of the State of New York (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer shall keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Trust Estate.

          SECTION  3.5        Protection of Trust Estate; Acknowledgment of
                              ---------------------------------------------
Pledge.
------

          The Issuer shall from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, amendments thereto, continuation statements, assignments, certificates, instruments of further assurance and other instruments, and shall take such other action necessary or advisable to:

          (a) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof, including by making the necessary filings of financing statements or amendments thereto within ninety days after the occurrence of any of the following:
                (A) any change in the Issuer's name, (B) any change in the location of the Issuer's principal place of business, (C) any merger or consolidation or other change in the Issuer's identity or organizational structure and by promptly notifying in writing the Indenture Trustee of any such filings and (D) any other change or occurrence that would make any financing statement or amendment seriously misleading within the meaning of Section 9-402(7) of the UCC;

          (b) perfect, publish notice of or protect the validity of any grant of a security interest made or to be made by this Indenture;

          (c) enforce the rights of the Indenture Trustee and the Noteholders in any of the Collateral; or

          (d) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Trust Estate against the claims of all Persons and parties, and the Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required pursuant to this Section
                                                                        -------
                3.5.  In addition, the Issuer shall deliver to the Indenture
                ---
                Trustee all documents constituting "instruments" (as defined in the UCC as in effect in the applicable jurisdiction) as shall have been delivered to it by the Transferor pursuant to the terms of the Trust Sale and Servicing Agreement relating to the Trust Estate with such endorsements attached as the Indenture Trustee may reasonably require.

          SECTION 3.6        Opinions as to Trust Estate.
                             ---------------------------

          (a) On the Initial Closing Date, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements as are necessary to perfect and make effective the lien and security interest of this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

          (b) On or before April 30 in each calendar year, beginning April 30, 2001, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain the lien and security interest created by this Indenture. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until April 30 in the following calendar year.

          SECTION 3.7        Performance of Obligations; Servicing of
                             ----------------------------------------
Receivables.
-----------

          (a) The Issuer shall not take any action and shall use its reasonable efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as otherwise expressly provided in this Indenture, the Trust Sale and Servicing Agreement, the Receivables Purchase Agreement, the Administration Agreement or such other instrument or agreement.

          (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee herein or in the Basic Documents or an Officers' Certificate of the Issuer shall be deemed to be action taken by the Issuer.
                The Indenture Trustee shall not be responsible for the action or inaction of the Servicer or the Administrator. Initially, the Issuer has contracted with the Servicer and the Administrator to assist the Issuer in performing its duties under this Indenture.

          (c) The Issuer shall punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate, including but not limited to filing or causing to be filed all Uniform Commercial Code financing statements and continuation statements required to be filed under the terms of this Indenture, the Trust Sale and Servicing Agreement and the Receivables Purchase Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Indenture Trustee.

          (d) If the Issuer shall have knowledge of the occurrence of a Servicing Default under the Trust Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee and the Rating Agencies in writing thereof, and shall specify in such notice the response or action, if any, the Issuer has taken or is taking with respect to such default. If a Servicing Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the Trust Sale and Servicing Agreement or the Receivables Purchase Agreement with respect to the Receivables in the Accounts, the Issuer and the Indenture Trustee shall take all reasonable steps available to them pursuant to the Trust Sale and Servicing Agreement and the Receivables Purchase Agreement to remedy such failure.

          SECTION 3.8        Negative Covenants.  So long as any Notes are
                             ------------------
Outstanding, the Issuer shall not:

          (a) sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, except the Issuer may: (i) collect, liquidate, sell or otherwise dispose of the Trust's interest in Receivables including Defaulted Receivables, (ii) make cash payments out of the Trust Accounts and any Principal Funding Account and (iii) take other actions, in each case as contemplated by the Basic Documents;

          (b) claim any credit on, or make any deduction from the principal or interest payable in respect of the Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

          (c) voluntarily commence any insolvency, readjustment of debt, marshaling of assets and liabilities or other proceeding, or apply for an order by a court or agency or supervisory authority for the winding-up or liquidation of its affairs or any other event specified in Section 5.1(f); or
                                   --------------

          (d) either (i) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (ii) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law or as otherwise contemplated by the Basic Documents) or (iii) permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate (other than with respect to any such tax, mechanics' or other lien); provided, however, that nothing in this Section 3.8(d) shall
                --------  -------                       --------------
                prohibit a Lien in favor of VCI subject to the provisions of
                Article VII of the Receivables Purchase Agreement.

          SECTION 3.9   Annual Statement as to Compliance.  The Issuer shall
                        ---------------------------------
deliver to the Indenture Trustee, on or before April 30 of each year, beginning April 30, 2001, an Officer's Certificate signed by an Authorized Officer of the Issuer, dated as of December 31 of such year, stating that:

          (a) a review of the activities of the Issuer during such fiscal year and of the Issuer's performance under this Indenture has been made under such Authorized Officer's supervision; and

          (b) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has fulfilled in all material respects all of its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such Authorized Officer and the nature and status thereof. A copy of such certificate may be obtained by any Noteholder by a request in writing to the Issuer addressed to the Corporate Trust Office of the Indenture Trustee.

          SECTION 3.10  Consolidation, Merger, etc., of Issuer; Disposition
                        ---------------------------------------------------
of Trust Assets.
---------------

          (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

               (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America, or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and timely payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

               (ii) immediately after giving effect to such merger or consolidation, no Event of Default shall have occurred and be continuing;

               (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction and such Person for each then outstanding Series of Notes;

               (iv) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

               (v) the Issuer shall have delivered to the Indenture Trustee an Officers' Certificate and an Opinion of Counsel addressed to the Issuer, each stating:

               (A) that such consolidation or merger and such supplemental indenture comply with this Section 3.10; and
                                ------------

               (B)  that all conditions precedent herein provided for in this

     Section 3.10 have been complied with, which shall include any filing
     ------------
     required by the Exchange Act; and

               (vi) the Issuer has received a Tax Opinion regarding the merger or consolidation.

          (b) Except as otherwise expressly permitted by this Indenture or the other Basic Documents, the Issuer shall not sell, convey, exchange, transfer or otherwise dispose of any material portion of the properties and assets included in the Trust Estate to any Person, unless:

               (i) the Person that acquires such properties or assets of the Issuer (A) shall be a United States citizen or a Person organized and existing under the laws of the United States of America or any State and
     (B) by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee:

                    (1) expressly assumes the due and punctual payment of the
               principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture (and so long as any Enhancement is in effect, such Enhancement and all related documents) on the part of the Issuer to be performed or observed, all as provided herein;

                    (2) expressly agrees that all right, title and interest so sold, conveyed, exchanged, transferred or otherwise disposed of shall be subject and subordinate to the rights of Noteholders;

                    (3) unless otherwise provided in such supplemental
               indenture, expressly agrees to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes; and

                    (4) expressly agrees that such Person (or if a group of
               Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

               (ii) immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing;

               (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction and such Person for each then outstanding Series of Notes;

               (iv) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

               (v) the Issuer shall have delivered to the Indenture Trustee an Officers' Certificate and an Opinion of Counsel addressed to the Issuer, each stating that:

               (A) such sale, conveyance, exchange, transfer or disposition and such supplemental indenture comply with this Section 3.10;
                                                  ------------

               (B) such sale, conveyance, exchange, transfer or disposition and such supplemental indenture have no material adverse tax consequence to the Issuer or to any Noteholder or the Residual Interestholder; and

               (C)   that all conditions precedent herein provided for in this

     Section 3.10 have been complied with, which shall include any filing
     ------------
     required by the Exchange Act.

          SECTION 3.11  Successor or Transferee.
                        -----------------------

          (a)  Upon any consolidation or merger of the Issuer in accordance with Section 3.10(a), the Person formed by or surviving such
                    ---------------
               consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

          (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.10(b), the Issuer shall be
                                         ---------------
               released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee from the Person acquiring such assets and properties stating that the Issuer is to be so released.

          SECTION 3.12  No Other Business.  The Issuer shall not engage in any
                        -----------------
business or activity other than acquiring, holding and managing the Collateral and the proceeds therefrom in the manner contemplated by the Basic Documents, issuing the Notes, making payments on the Notes and the Residual Interest and such other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto, as set forth in Section 2.3 of the
                                                         -----------
Trust Agreement, including entering into and making payments under any Enhancements.

          SECTION 3.13  No Borrowing.  The Issuer shall not issue, incur,
                          ------------
assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness for money borrowed other than indebtedness for money borrowed in respect of the Notes or in accordance with the Basic Documents.

          SECTION 3.14    Guarantees, Loans, Advances and Other Liabilities.
                          -------------------------------------------------
Except as contemplated by this Indenture or the other Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

          SECTION 3.15    Servicer's Obligations.  The Issuer shall use its best
                          ----------------------
efforts to cause the Servicer to comply with its obligations under Sections 3.4,
3.5 and 3.6 of the Trust Sale and Servicing Agreement.

          SECTION 3.16    Capital Expenditures.  The Issuer shall not make any
                          --------------------
expenditure (whether by long-term or operating lease or otherwise) for capital assets (either real, personal or intangible property) other than the purchase of the Receivables and other property and rights from the Transferor on the Initial Closing Date and from time to time thereafter pursuant to the Trust Sale and Servicing Agreement.

          SECTION 3.17    Removal of Administrator.  So long as any Notes are
                          ------------------------
Outstanding, the Issuer shall not remove the Administrator without cause unless the Rating Agency Condition for each Series of Notes then outstanding shall have been satisfied in connection with such removal.

          SECTION 3.18    Restricted Payments.  Except for payments of principal
                          -------------------
or interest on or redemption of the Notes, so long as any Notes are outstanding, the Issuer shall not, directly or indirectly:

          (a) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise, in each case with respect to any ownership or equity interest or similar security in or of the Issuer or to the Servicer;

          (b) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or similar security; or

          (c) set aside or otherwise segregate any amounts for any such purpose;

provided, however, that the Issuer may make, or cause to be made, distributions
--------  -------
to the Servicer, the Transferor, the Indenture Trustee, the Owner Trustee, the Noteholders and the Residual Interestholder as permitted by, and to the extent funds are available for such purpose under, the Trust

Sale and Servicing Agreement, the Trust Agreement or the other Basic Documents. The Issuer shall not, directly or indirectly, make payments to or distributions from the Collection Account or any other Trust Account except in accordance with the Basic Documents.

          SECTION 3.19    Notice of Events of Default.  The Issuer agrees to
                          ---------------------------
give the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder, each Servicing Default, any Insolvency Event with respect to the Transferor, each default on the part of the Transferor or the Servicer of its respective obligations under the Trust Sale and Servicing Agreement and each default on the part of VCI of its obligations under the Receivables Purchase Agreement, in each case promptly after the discovery thereof by the Issuer.

          SECTION 3.20    Further Instruments and Acts.  Upon request of the
                          ----------------------------
Indenture Trustee, the Issuer shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

          SECTION 3.21    Indenture Trustee's Assignment of Interests in Certain
                          ------------------------------------------------------
Receivables.  The Indenture Trustee shall assign, without recourse,
-----------
representation or warranty, to the Servicer or the Transferor, as the case may be, all of the Indenture Trustee's right, title and interest in and to any Receivable assigned by the Issuer to the Servicer or the Transferor, as applicable, pursuant to the Receivables Purchase Agreement or the Trust Sale and Servicing Agreement (in each case, to the extent so assigned and upon the receipt of any related payment, if applicable), such assignment being an assignment outright and not for security; and the Servicer or the Transferor, as applicable, shall thereupon own the interest purchased in such Receivable, free of any further obligation to the Indenture Trustee, the Noteholders or the Residual Interestholder with respect thereto. If in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Receivable on the ground that it is not a real party in interest or a holder entitled to enforce such Receivable, the Indenture Trustee shall, at the Servicer's expense, take such steps as the Servicer deems necessary to enforce the Receivable, including bringing suit in the Indenture Trustee's name, the names of the Noteholders or the name of the Residual Interestholder.

          SECTION 3.22    Representations and Warranties by the Issuer to the
                          ---------------------------------------------------
Indenture Trustee.  The Issuer hereby represents and warrants to the Indenture
-----------------
Trustee as follows:

          (a)   Good Title.  No interest in any Receivable conveyed to the
                ----------
                Issuer has been sold, transferred, assigned or pledged by the Issuer to any Person other than the Indenture Trustee; immediately prior to the conveyance of such Receivables pursuant to this Indenture, the Issuer had good and marketable title thereto, free of any Lien; and, upon execution and delivery of this Indenture by the Issuer, the Indenture Trustee shall have all of the right, title and interest of the Issuer in, to and under such Receivables, free of any Lien; and

          (b)   All Filings Made.  All filings (including, without limitation,
                ----------------
                Uniform Commercial Code filings) necessary in any jurisdiction to give the Indenture

                Trustee, upon the acquisition by the Issuer of any Eligible Receivable, a first priority perfected security interest in such Eligible Receivable have been made.


                                  ARTICLE IV
                          SATISFACTION AND DISCHARGE

          SECTION 4.1     Satisfaction and Discharge of Indenture.  This
                          ---------------------------------------
Indenture shall cease to be of further effect with respect to the Notes except as to: (i) rights of registration of transfer and exchange; (ii) substitution of mutilated, destroyed, lost or stolen Notes; (iii) rights of Noteholders to receive payments of principal thereof and interest thereon; (iv) Sections 3.3,
                                                                 ------------
3.4, 3.5, 3.8, 3.10, 3.12, 3.13, 3.14, 3.19 and 3.20; (v) the rights,
---  ---  ---  ----  ----  ----  ----  ----     ----
obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.7 and the obligations of the
                                      -----------
Indenture Trustee under Sections 4.2 and 4.4); and (vi) the rights of
                        ------------     ---
Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, if:

          (a)  either:

               (i) all Notes theretofore authenticated and delivered (other than (A) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.5 and (B) Notes for whose payment
                                     -----------
     money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the
                                -----------
     Indenture Trustee for cancellation; or

               (ii) all Notes not theretofore delivered to the Indenture Trustee for cancellation:

               (A)  have become due and payable,

               (B) will be due and payable on their respective stated final maturity dates within one year, or

               (C) are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of (A), (B) or (C) of subsection 4.1(a)(ii)
                                                       ---------------------
     above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire unpaid principal and accrued interest on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due;

          (b) the Issuer has paid or caused to be paid or performed all amounts and obligations which the Issuer may owe to or on behalf of the Indenture Trustee for the benefit of the Noteholders under this Indenture or the Notes; and

          (c) the Issuer has delivered to the Indenture Trustee an Officer's Certificate of the Issuer, an Opinion of Counsel and (if required by the TIA or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.1(a) and each
                                                       ---------------
                stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

          SECTION 4.2     Application of Trust Money.  All monies deposited with
                          --------------------------
the Indenture Trustee pursuant to Section 4.1 shall be held in trust and applied
                                  -----------
by it, in accordance with the provisions of the Notes and this Indenture and the applicable provisions of the Trust Sale and Servicing Agreement, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such monies have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from other funds except to the extent required herein or in the Trust Sale and Servicing Agreement or by applicable law.

          SECTION 4.3     Repayment of Monies Held by Paying Agent.  In
                          ----------------------------------------
connection with the satisfaction and discharge of this Indenture with respect to each Series of Notes, all monies then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to all such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.3 and thereupon such Paying Agent
                                 -----------
shall be released from all further liability with respect to such monies.

          SECTION 4.4     Duration of Position of Indenture Trustee.
                          -----------------------------------------
Notwithstanding the earlier payment in full of all principal and interest due to all Noteholders under the terms of the Notes of each Series and the cancellation of such Notes pursuant to Section 2.8, the Indenture Trustee shall continue to
                          -----------
act in the capacity as Indenture Trustee hereunder to the benefit of the Residual Interestholder and the Indenture Trustee, for the benefit of the Residual Interestholder, shall comply with its obligations under the Trust Sale and Servicing Agreement, as appropriate, until such time as all distributions due to the Residual Interestholder have been paid in full.

                                   ARTICLE V
                             DEFAULT AND REMEDIES

          SECTION 5.1     Events of Default.  For the purposes of this
                          -----------------
Indenture, "Event of Default" wherever used herein, means any one of the
            ----------------
following events:

          (a) failure to pay any interest on any Note as and when the same becomes due and payable, and such default shall continue unremedied for a period of 5 days; or

          (b)   except as set forth in Section 5.1(c), failure to pay any
                                       --------------
                installment of the principal of any Note as and when the same becomes due and payable, and such default continues unremedied for a period of 5 days; or

          (c) failure to pay in full the unpaid principal balance attributable to any Series of Notes on or prior to the Final Maturity Date for such Series or class; or

          (d) default in the observance or performance in any material respect of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is specifically dealt with elsewhere in this Section 5.1) which failure materially and
                                  -----------
                adversely affects the rights of the Noteholders, and such default shall continue or not be cured for a period of 60 days after there shall have been given, by registered, certified or overnight mail or by hand delivery, to the Issuer and the Transferor (or the Servicer, as applicable) by the Indenture Trustee or to the Issuer and the Transferor (or the Servicer, as applicable) and the Indenture Trustee by the Holders of at least 25% of the principal amount of the Notes, a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or
                                               -----------------

          (e) the filing of an order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under the Bankruptcy Code, and such order shall have continued undischarged or unstayed for a period of 90 days; or the filing of a decree or order by a court having jurisdiction in the premises approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of the Issuer under any other Insolvency Law, and such decree or order shall have continued undischarged or unstayed for a period of 90 days; or the filing of a decree or order of a court having jurisdiction in the premises appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall have continued undischarged and unstayed for a period of 90 consecutive days; or

          (f) the commencement by the Issuer of a voluntary case under the Bankruptcy Code; or the filing of a petition or answer or consent by the Issuer seeking reorganization, arrangement, adjustment or composition under any other Insolvency Law, or consent to the filing of any such petition, answer or consent; or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or the making by the Issuer of an assignment for the benefit of creditors, or the admission in writing of its inability to pay its debts generally as such debts become due; or

          (g) any other event designated as such in a Series Supplement. The Issuer shall deliver to the Indenture Trustee within five Business Days after learning of the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under Section 5.1(d), its status and
                                                 --------------
                what action the Issuer is taking or proposes to take with respect thereto.

          SECTION 5.2     Acceleration of Maturity; Rescission and Annulment.
                          --------------------------------------------------

          (a) If an Event of Default with respect to any Series of Notes should occur and be continuing, then and in every such case, unless the principal amount of the Notes shall have already become due and payable, either the Indenture Trustee or the Holders of Notes representing not less than a majority of the principal amount of the then outstanding Controlling Class for that Series of Notes may declare the principal of those Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by the Noteholders) setting forth the Event or Events of Default, and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable. Such declaration will constitute an Early Amortization Event for that Series and may be rescinded as set forth in
                Section 5.2(b).
                --------------

          (b) At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter provided in this Article V, the Holders of Notes
                                             ---------
                representing a majority of the principal amount of the Notes of the Controlling Class, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences; provided, however, that no such rescission and
                                  --------  -------
                annulment
                shall extend to or affect any subsequent Event of
                Default or impair any right consequent thereto; and provided,
                                                                    --------
                further, that if the Indenture Trustee shall have proceeded to
                -------
                enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission and annulment or for any other reason, or shall have been determined adversely to the Indenture Trustee, then and in every such case, the Indenture Trustee, the Issuer and the Noteholders, as the case may be, shall be restored to their respective former positions and rights hereunder, and all rights, remedies and powers of the Indenture Trustee, the Issuer and the Noteholders, as the case may be, shall continue as though no such proceedings had been commenced.

          SECTION 5.3     Collection of Indebtedness and Suits for Enforcement
                          ----------------------------------------------------
by Indenture Trustee.
--------------------

          (a) The Issuer covenants that if there shall occur an Event of Default under Sections 5.1(a), (b) or (c) that has not been
                              ---------------  ---    ---
                waived pursuant to Section 5.12, then the Issuer shall, upon
                                   ------------
                demand of the Indenture Trustee, pay to the Indenture Trustee, for the ratable benefit of the parties to receive such amounts pursuant to the terms of this Indenture, the entire amount then due and payable on the Notes for principal and interest, including any Carryover Amounts and Carryover Shortfalls, if any, with interest upon the overdue principal for each Series of Notes, at the rate borne by such Notes and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including any fees and Variable Funding Increased Cost Amounts, the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel, with all such amounts applied as described in clause SECOND of Section 5.4(b).
                                              --------------

          (b) The Indenture Trustee, following the occurrence of an Event of Default, shall have full right, power and authority to take, or defer from taking, any and all acts with respect to the administration, maintenance or disposition of the collateral, including the exercise of any remedies specified in Sections 5.3
                                                                    ------------
                and 5.4.
                    ---

          (c) If the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the monies adjudged or decreed to be payable.

          (d) If an Event of Default occurs and is continuing, the Indenture Trustee may, as more particularly provided in Section 5.4, in
                                                              -----------
                its discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by applicable law.

          (e) If there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under any Insolvency Law, or if a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section 5.3, shall
                                                              -----------
                be entitled and empowered, by intervention in such Proceedings or otherwise:

               (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

               (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

               (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

               (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property; and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, if the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor trustee except as a result of negligence or bad faith.

          (f) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

          (g) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor trustee and their respective agents and attorneys, shall be for the ratable benefit of the Noteholders.

          (h) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

          SECTION  5.4    Remedies; Priorities.
                          --------------------

          (a) If an Event of Default shall have occurred and be continuing and the Notes have been accelerated under Section 5.2(a), the
                                                      --------------
                Indenture Trustee may (but shall not be required to) do one or more of the following (subject to Section 5.5):
                                                  -----------

                (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration of acceleration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

               (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

               (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Noteholders; and

               (iv) sell the portions of the related Trust Estate allocated to that Series, or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law or elect to have the Issuer maintain possession of the Trust Estate, including the Receivables included therein, and continue to apply Collections on such Receivables as if there had been no declaration of acceleration (although the Early Amortization Period commenced by that declaration shall continue unless the declaration is rescinded); provided,
                                                                      --------
     however, that the Indenture Trustee may not sell or otherwise liquidate an
     -------
     interest in the Trust Estate following an Event of Default and acceleration of the Notes, unless (A) the Holders of a majority of aggregate outstanding principal amount of the Controlling Class of the Notes of the affected Series consent thereto, (B) the proceeds of such sale or liquidation distributable to the Noteholders and the Residual Interestholder are sufficient to discharge in full the principal of and the accrued interest on the Notes of the affected Series as of the date of such sale or liquidation or (C) (i) there has been an Event of Default under Section
                                                                     -------
     5.1(a), (b) or (c) or otherwise arising from a failure to make a required
     ------  ---    ---
     payment of principal on any Notes, (ii) the Indenture Trustee determines that the Trust Estate is reasonably unlikely to provide sufficient funds for the payment of principal of and interest on the Notes as and when they would have become due if the Notes had not been declared due and payable and (iii) the Indenture Trustee obtains the consent of Holders of a majority of the aggregate outstanding principal amount of the Controlling Class of such Series of Notes. In determining such sufficiency or insufficiency with respect to clauses (B) and (C), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

          (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in the
                        ---------
                following order:

                FIRST: to the Indenture Trustee for amounts due under Section
                                                                      -------
     6.7; and
     ---

                SECOND: to the Collection Account for distribution pursuant to

     Section 4.2(d) of the Trust Sale and Servicing Agreement, with such amounts
     --------------
     being deemed to be Principal Collections and Non-Principal Collections in the same proportion as (x) the outstanding principal balance of the Notes bears to (y) the sum of the accrued and unpaid interest on the Notes and other fees and expenses payable in connection therewith under the applicable Series Supplement (and, if any Series of Notes has Enhancements, the amount unpaid under such Enhancements). Repayment in full of the accrued interest on and unpaid principal balance of the Notes of that Series will be made prior to any further distribution on the subordinated portion of the Residual Interest.

          (c) Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing and the Notes of any Series shall have been accelerated under Section 5.2(a) and the Final
                                            --------------
                Maturity Date for such Series of Note shall have occurred, on the first Payment Date thereafter, the Indenture Trustee will sell or cause to be sold on such Payment Date such Principal Receivables (or interests therein) in the amount and manner described in the related Series Supplement; provided, however, that in no event shall the amount of Principal Receivables sold exceed the Series Allocation Percentage for that Series (for the Collection Period in which such Payment Date occurs) of Principal Receivables on such Payment Date. The proceeds from such sale, shall be immediately deposited into the applicable Principal Funding Account or such other Trust Account as shall be specified in the related Series Supplement and shall be allocated and distributed to the Noteholders of such Series in accordance with the terms of the related Series Supplement.

          SECTION  5.5    Optional Preservation of the Trust Estate.  If the
                          -----------------------------------------
Notes have been declared to be due and payable under Section 5.2 following an
                                                     -----------
Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to take and maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to take and maintain possession of the Trust Estate. In determining whether to take and maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

          SECTION  5.6    Limitation of Suits.  No Holder of any Note shall have
                          -------------------
any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (a)   such Holder's Note is in the Controlling Class;

          (b) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

          (c) the Holders of not less than 25% in aggregate principal amount of the outstanding Notes of the Controlling Class have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

          (d) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

          (e) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

          (f) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Outstanding Amount of the Notes; it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders of Notes or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Notes. For the protection and enforcement of the provisions of this Section
                                                                         -------
                5.6, each and every Noteholder shall be entitled to such relief
                ---
                as can be given either at law or in equity.

          If the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the aggregate principal amount of the outstanding Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

          SECTION  5.7    Unconditional Rights of Noteholders To Receive
                          ----------------------------------------------
Principal and Interest.  Notwithstanding any other provisions in this Indenture,
----------------------
the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, if applicable, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

          SECTION  5.8    Restoration of Rights and Remedies.  If the Indenture
                          ----------------------------------
Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and to their respective former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

          SECTION  5.9    Rights and Remedies Cumulative.  No right or remedy
                          ------------------------------
herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION  5.10   Delay or Omission Not a Waiver.  No delay or omission
                          ------------------------------
of the Indenture Trustee or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law
                                                            ---------
to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

          SECTION  5.11   Control by Noteholders.  The Holders of a majority in
                          ----------------------
aggregate principal amount of the outstanding Notes of the Controlling Class shall, subject to provision being made for indemnification against costs, expenses and liabilities in a form satisfactory to the Indenture Trustee, have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided,
                                                                  --------
however, that:
-------

           (a) such direction shall not be in conflict with any rule of law or with this Indenture;

           (b)  subject to the express terms of Section 5.4, any direction to
                                                -----------
                the Indenture Trustee to sell or liquidate the Trust Estate shall be by the Holders of Notes representing not less than 100% of the outstanding Notes;

           (c)  if the conditions set forth in Section 5.5 have been satisfied
                                               -----------
                and the Indenture Trustee elects to retain the Trust Estate pursuant to Section 5.5, then any direction to the Indenture
                            -----------
                Trustee by Holders of Notes representing less than 100% of the outstanding Notes to sell or liquidate the Trust Estate shall be of no force and effect; and

           (d) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction; provided, however, that, subject to Section 6.1, the
                           --------  -------                   -----------
                Indenture Trustee need not take any action that it determines might cause it to incur any liability (y) with respect to which the Indenture Trustee shall have reasonable grounds to believe that adequate indemnity against such liability is not assured to it and (z) which might materially adversely affect the rights of any Noteholders not consenting to such action.

          SECTION  5.12   Waiver of Past Defaults.
                          -----------------------

          (a)   Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.2, the Holders of not less
                                         -----------
                than a majority in principal amount of the outstanding Notes of the Controlling Class may waive any past Default or Event of Default and its consequences except a Default (i) in the payment of principal of or interest on any of the Notes or (ii) in respect of a covenant or provision hereof that cannot be modified or amended without the consent of the Holder of each such Note. In the case of any such waiver, the Issuer, the Indenture Trustee and the Noteholders shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

          (b) Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

          SECTION  5.13   Undertaking for Costs.  All parties to this Indenture
                          ---------------------
agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any Proceeding for the enforcement of any right or remedy under this Indenture, or in any Proceeding against the Indenture Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such Proceeding of an undertaking to pay the costs of such Proceeding, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such Proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to:
                                     ------------

          (a)   any Proceeding instituted by the Indenture Trustee;

          (b) any Proceeding instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the aggregate principal amount of the Notes; or

          (c) any Proceeding instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

          SECTION  5.14   Waiver of Stay or Extension Laws.  The Issuer
                          --------------------------------
covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may adversely affect the covenants or the performance of this Indenture. The Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

          SECTION  5.15   Action on Notes.  The Indenture Trustee's right to
                          ---------------
seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.4(b)
                                                             --------------
hereof.

          SECTION  5.16   Performance and Enforcement of Certain Obligations.
                          --------------------------------------------------

          (a) Promptly following a request from the Indenture Trustee to do so and at the Administrator's expense, the Issuer agrees to take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Transferor and the Servicer of their respective obligations to the Issuer under or in connection with the Trust Sale and Servicing Agreement and the Receivables Purchase Agreement or by VCI of its obligations under or in connection with the Receivables Purchase Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Trust Sale and Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Transferor or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Transferor or the Servicer of each of their obligations under the Trust Sale and Servicing Agreement.

          (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and, at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Holders of 66-2/3% of the outstanding Notes of any outstanding Series shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Transferor or the Servicer under or in connection with the Trust Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Transferor or the Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Trust Sale and Servicing Agreement, and any right of the Issuer to take such action shall be suspended.

          (c) Promptly following a request from the Indenture Trustee to do so and at the Administrator's expense, the Issuer agrees to take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Transferor and VCI of each of their obligations to the Transferor under or in connection with the Receivables Purchase Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Receivables Purchase Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Transferor thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Transferor and VCI of each of their obligations under the Receivables Purchase Agreement.

          (d) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and, at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Holders of 66-2/3% of the outstanding Notes of any outstanding Series shall, exercise all rights, remedies, powers, privileges and claims of the Transferor against VCI and the Servicer under or in connection with the Receivables Purchase Agreement, including the right or power to take any action to compel or secure performance or observance by VCI of its obligations to the Transferor thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Receivables Purchase Agreement, and any right of the Transferor to take such action shall be suspended.

          SECTION  5.17   Early Amortization Events. An Early Amortization Event
                          -------------------------
for any Series of Notes shall be any of the events so defined in the Series Supplement relating to a Series of Notes, as well as the following events:

          (a) a failure by the Transferor to convey Receivables in Additional Accounts to the Trust within five Business Days after the day on which it is required to convey such Accounts;

          (b) VWOA, the Transferor, the Servicer or the Trust shall file a petition commencing a voluntary case under any chapter of the federal bankruptcy laws; or VWOA, the Transferor, the Servicer or the Trust shall file a petition or answer or consent seeking reorganization, arrangement, adjustment, or composition under any other similar applicable federal law, or shall consent to the filing of any such petition, answer, or consent; or VWOA, the Transferor, the Servicer or the Trust shall appoint, or consent to the appointment of, a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of it or of any substantial part of its property; or VWOA, the Transferor, the Servicer or the Trust shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due;

          (c) any order for relief against VWOA, the Transferor, the Servicer or the Trust shall have been entered by a court having jurisdiction in the premises under any chapter of the federal bankruptcy laws, and such order shall have continued undischarged or unstayed for a period of sixty (60) days; or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of VWOA, the Transferor, the Servicer or the Trust under any other similar applicable federal law, and such decree or order shall have continued undischarged or unstayed for a period of one hundred and twenty (120) days; or a decree or order of a court having jurisdiction in the premises for the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator, or other similar official in bankruptcy or insolvency of VWOA, the Transferor, the Servicer or the Trust or of any substantial part of its property or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have remained in force undischarged or unstayed for a period of one hundred and twenty (120) days;

          (d) the Trust or the Transferor shall become an "investment company" within the meaning of the Investment Company Act; or

          (e) on any Determination Date, as of the last day of each of the two preceding Collection Periods, the aggregate balance of Receivables relating to Used Vehicles exceeds 20% of the Pool Balance (excluding the amount on deposit in the Excess Funding Account, if any) on each of such last days.

     Immediately upon the occurrence of any event described above or in the related Series Supplement for a Series of Notes, subject to applicable law, and after the applicable grace period, if any, an amortization event (an "Early
                                                                      -----
Amortization Event") shall occur without any notice or other action on the part
------------------
of any party, as set forth in the Series Supplement and solely with respect to the affected Series.

                                  ARTICLE VI
                             THE INDENTURE TRUSTEE

           SECTION  6.1   Duties of Indenture Trustee.
                          ---------------------------

           (a) If an Event of Default has occurred and is continuing of which a Responsible Officer of the Indenture Trustee has actual knowledge, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs, including without limitation, continuing to hold the Trust Estate and receive collections on the Receivables included therein as provided in the Trust Sale and Servicing Agreement.

           (b)  Except during the continuance of an Event of Default:

               (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and the Trust Sale and Servicing Agreement and no implied covenants or obligations shall be read into this Indenture or the Trust Sale and Servicing Agreement against the Indenture Trustee; and

               (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, that the Indenture
                                     --------  -------
     Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein).

           (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct or bad faith, except that:

                (i)   this Section 6.1(c) does not limit the effect of Section
                           --------------                              -------
     6.1(b);
     ------

                (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11.
                                          ------------

           (d) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

           (e) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Trust Sale and Servicing Agreement.

           (f) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayments of such funds to it is not reasonably assured or it has not received an indemnity reasonably satisfactory to it against such risk or liability.

           (g) The Indenture Trustee shall have no discretionary duties other than performing those ministerial acts set forth above necessary to accomplish the purpose of the Trust as set forth in this Indenture.

           (h) Every provision of this Indenture relating to the Indenture Trustee shall be subject to the provisions of this Section 6.1
                                                                   -----------
                and, if the Indenture is or is required to be qualified under this TIA, to the provisions of the TIA.

           SECTION  6.2   Rights of Indenture Trustee.
                          ---------------------------

           (a) The Indenture Trustee may conclusively rely and shall be fully protected in acting or refraining from acting on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Indenture Trustee shall not be bound to make any investigation into any fact or matter stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document.

           (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate from the Issuer or an Opinion of Counsel that such action or omission is required or permitted hereunder. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer's Certificate or Opinion of Counsel.

           (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

           (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however,
                                                            --------  -------
                 that the Indenture Trustee's conduct does not constitute wilful misconduct, negligence or bad faith.

           (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

           (f) The Indenture Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Indenture.

           (g) The Indenture Trustee shall not be charged with knowledge of any default or event of default unless either (i) a Responsible Officer of the Indenture Trustee shall have actual knowledge or
                 (ii) the Indenture Trustee shall have received written notice thereof from the Issuer or a Holder.

           (h) The Indenture Trustee shall have no duty to monitor the performance of the Issuer nor shall it have any liability (in its capacity as Indenture Trustee) in connection with the malfeasance or nonmalfeasance by the Issuer. The Indenture Trustee shall have no liability in connection with compliance by the Issuer with statutory or regulatory requirements related to the Collateral. The Indenture Trustee shall not make or be deemed to have made any representations or warranties with respect to the Collateral or adequacy thereof or the validity or sufficiency of any assignment of the Collateral to the Indenture Trustee.

           (i) Except as otherwise explicitly set forth in this Indenture, the Indenture Trustee shall have no duty or obligation, implied or otherwise, to (i) attend any meetings of the Issuer's management or membership, (ii) inspect the accounts or books and records of the Issuer, (iii) otherwise insure that the Noteholders remain informed about the business of the Issuer or
                 (iv) furnish to the Noteholders any information from the Issuer by the Indenture Trustee.

           SECTION 6.3   Indenture Trustee May Own Notes. The Indenture Trustee
                         -------------------------------
in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer, the Servicer or any of their respective Affiliates with the same rights it would have if it were not Indenture Trustee; provided, however, that the Indenture Trustee shall comply with Sections 6.11
--------  -------                                               -------------
and 6.12. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may
    ----
do the same with like rights.

          SECTION 6.4  Indenture Trustee's Disclaimer. The Indenture Trustee
                       ------------------------------
shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

          SECTION 6.5  Notice of Defaults.  If a Default occurs and is
                       ------------------
continuing and if it is actually known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Noteholder notice of the Default within 60 days after obtaining actual knowledge of the occurrence thereof. Except in the case of a Default in payment of principal of or interest on any Note, the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

          SECTION 6.6  Reports by Indenture Trustee to Holders. The Indenture
                       ---------------------------------------
Trustee shall deliver to each Noteholder the information and documents set forth in Article VII, and, in addition, all such information with respect to the Notes
   -----------
as may be required by the terms of the Trust Sale and Servicing Agreement to be provided to Holders by the Indenture Trustee to enable such Holder to prepare its federal and state income tax returns within a reasonable time after the Servicer has provided the Indenture Trustee with the information required by the Indenture Trustee to make such deliveries.

          SECTION 6.7  Compensation; Indemnity.
                       -----------------------

          (a) The Issuer shall pay, out of funds which are otherwise to be distributed to the Residual Interestholder or to be deposited in the Residual Interest Distribution Account, or shall cause the Servicer pursuant to any Series Supplement and Section 3.2 of the Trust Sale and Servicing Agreement to pay to the Indenture Trustee from time to time such compensation for its services as shall be agreed upon in writing. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall or shall cause the Servicer pursuant to any Series Supplement and Section 3.2 of the Trust Sale and Servicing Agreement to reimburse, out of funds which are otherwise to be distributed to the Residual Interestholder or to be deposited in the Residual Interest Distribution Account, the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall or shall cause the Servicer pursuant to the Trust Sale and Servicing Agreement to indemnify, out of funds which are otherwise to be distributed to the Residual Interestholder or to be deposited in the Residual Interest Distribution Account, against any and all loss, liability or expense (including attorneys'
                fees and expenses) incurred by the Indenture Trustee in accordance with Section 6.4 of the Trust Sale and Servicing Agreement. The Indenture Trustee shall notify the Servicer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer shall not relieve the Issuer or the Servicer of its obligations hereunder. The Issuer shall defend or cause the Servicer to defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall pay, out of funds which are otherwise to be distributed to the Residual Interestholder or to be deposited in the Residual Intererst Distribution Account, or shall cause the Servicer to pay the fees and expenses of such counsel.

           (b) The Issuer's obligation to cause the Servicer to honor the Issuer's obligations to the Indenture Trustee specified in
                Section 6.7(a) shall survive the discharge of this Indenture or
                --------------
                the earlier resignation or removal of the Indenture Trustee. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in Section 5.1(e) or (f) with respect to
                                          --------------    ---
                the Issuer, if the surviving entity has failed to honor such obligation the expenses are intended to constitute expenses of administration under any Insolvency Law or under Title 11 of the United States Code.

           SECTION 6.8   Replacement of Indenture Trustee.
                         --------------------------------

           (a) The Indenture Trustee may at any time give notice of its intent to resign by so notifying the Issuer; provided, however, that no
                                                      --------  -------
                such resignation shall become effective and the Indenture Trustee shall not resign prior to the time set forth in Section
                                                                        -------
                6.8(c). The Holders of a majority in aggregate amount of the
                ------
                outstanding Notes may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. Such resignation or removal shall become effective in accordance with Section 6.8(c). The Issuer shall
                                             --------------
                remove the Indenture Trustee if:

                (i)   the Indenture Trustee fails to comply with Section 6.11;
                                                                 ------------

                (ii)  the Indenture Trustee is adjudged bankrupt or insolvent;

                (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

                (iv) the Indenture Trustee otherwise becomes incapable of acting.

           (b) If the Indenture Trustee gives notice of its intent to resign or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint and designate a successor Indenture Trustee by written notice to the resigning Indenture Trustee.

           (c) A successor Indenture Trustee shall deliver a written acceptance of its appointment and designation to the retiring Indenture Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The Issuer shall release the resigning Indenture Trustee from its obligations hereunder by written instrument. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

           (d) If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee gives notice of its intent to resign or is removed, the retiring Indenture Trustee, the Issuer or the Holders of a majority in aggregate amount of the outstanding Notes may petition any court of competent jurisdiction for the appointment and designation of a successor Indenture Trustee.

           (e)  If the Indenture Trustee fails to comply with Section 6.11, any
                                                              ------------
                Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

           (f) Notwithstanding the replacement of the Indenture Trustee pursuant to this Section 6.8, the Issuer's obligations under
                                 -----------
                Section 6.7 and the Servicer's corresponding obligations under
                -----------
                the Trust Sale and Servicing Agreement shall continue for the benefit of the retiring Indenture Trustee.

           SECTION 6.9   Merger or Consolidation of Indenture Trustee.
                         --------------------------------------------

           (a) Any corporation into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee under this Indenture; provided, however, that such corporation shall be eligible under
                --------  -------
                the provisions of Section 6.11, without the execution or filing
                                  ------------
                of any instrument or any further act on the part of any of the parties to this Indenture except where an instrument of transfer or assignment is required by law to effect such succession, anything in this Indenture to the contrary notwithstanding.

           (b) If at the time such successor or successors by merger or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture, any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee. In all such cases such certificate of authentication shall have the same full force as is provided anywhere in the Notes or herein with respect to the certificate of authentication of the Indenture Trustee.

           SECTION 6.10  Appointment of Co-Indenture Trustee or Separate
                         -----------------------------------------------
Indenture Trustee.
-----------------

           (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Issuer or any Dealer may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons approved by the Indenture Trustee to act as a co-trustee or co-trustees, jointly with the Indenture Trustee, or separate indenture trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders and (only to the extent expressly provided herein) the Residual Interestholder, such title to the Collateral, or any part hereof, and, subject to the other provisions of this Section 6.10, such powers, duties,
                                   ------------
                obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-indenture trustee or separate indenture trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
                                                                      -------
                6.11 and no notice to Noteholders of the appointment of any co-
                ----
                indenture trustee or separate indenture trustee shall be required under Section 6.8.
                               -----------

          (b) Every separate indenture trustee and co-indenture trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate indenture trustee or co-indenture trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Issuer or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                (ii) no indenture trustee hereunder shall be personally liable by reason of any act or omission of any other indenture trustee hereunder; and

                (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate indenture trustee or co-indenture trustee.

          (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate indenture trustees and co-indenture trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each
                                                          ----------
                separate indenture trustee and co-indenture trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

          (d) Any separate indenture trustee or co-indenture trustee may at any time appoint the Indenture Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate indenture trustee or co-indenture trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor indenture trustee.

          SECTION 6.11   Eligibility; Disqualification. The Indenture Trustee
                         -----------------------------
shall at all times satisfy the requirements of TIA (S) 310(a) and Section 26(a) of the Investment Company Act. The Indenture Trustee shall have a combined capital and surplus, and an aggregate capital, surplus and undivided profits, of at least $50,000,000 as set forth in its most recent published annual report of condition and (unless waived by Moody's and Standard and Poor's) it shall have a long term unsecured debt rating of Baa3 or better by Moody's. The Indenture Trustee shall comply with TIA (S) 310(b); provided, however, that there shall be
                                          --------  -------
excluded from the operation of TIA (S) 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA (S) 310(b)(1) are met.

          SECTION 6.12   Preferential Collection of Claims Against Issuer. The
                         ------------------------------------------------
Indenture Trustee shall comply with TIA (S) 311(a), excluding any creditor relationship listed in TIA (S) 311(b). A trustee who has resigned or been removed shall be subject to TIA (S) 311(a) to the extent indicated.

          SECTION 6.13   Representations and Warranties of Indenture Trustee.
                         ---------------------------------------------------
The Indenture Trustee represents and warrants as of the Closing Date that:

          (a) the Indenture Trustee is a national banking association and satisfies the eligibility requirements set forth in Section
                                                                    -------
                6.11;
                ----

          (b) the Indenture Trustee has full power, authority and legal right to execute, deliver and perform this Indenture, and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture;

          (c) the execution, delivery and performance by the Indenture Trustee of this Indenture (i) shall not violate any provision of any law or regulation governing the banking and trust powers of the Indenture Trustee or any order, writ, judgment or decree of any court, arbitrator, or Governmental Authority applicable to the Indenture Trustee or any of its assets, (ii) shall not violate any provision of the corporate charter or by-laws of the Indenture Trustee and (iii) shall not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any lien on any properties included in the Trust Estate pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking to which it is a party, which violation, default or lien could reasonably be expected to have a materially adverse effect on the Indenture Trustee's performance or ability to perform its duties under this Indenture or on the transactions contemplated in this Indenture;

          (d) the execution, delivery and performance by the Indenture Trustee of this Indenture shall not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any Governmental Authority or agency regulating the banking and corporate trust activities of the Indenture Trustee; and

          (e) this Indenture has been duly executed and delivered by the Indenture Trustee and constitutes the legal, valid and binding agreement of the Indenture Trustee, enforceable in accordance with its terms.

          SECTION 6.14   Indenture Trustee May Enforce Claims Without
                         --------------------------------------------
Possession of Notes. All rights of action and claims under this Indenture or
-------------------
the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Indenture Trustee shall be brought in its own name as Indenture Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, be for the ratable benefit of the Noteholders and (only to the extent expressly provided herein) the Residual Interestholder in respect of which such judgment has been obtained.

          SECTION 6.15   Suit for Enforcement. If an Event of Default shall
                         --------------------
occur and be continuing, the Indenture Trustee, in its discretion may, subject to the provisions of Section 6.1, proceed to protect and enforce its rights and
                     -----------
the rights of the Noteholders under this Indenture by a Proceeding whether for the specific performance of any covenant or agreement contained in this Indenture or in aid of the execution of any power granted in this Indenture or for the enforcement of any other legal, equitable or other remedy as the Indenture Trustee, being advised by counsel, shall deem necessary to protect and enforce any of the rights of the Indenture Trustee or the Noteholders.

          SECTION 6.16   Rights of Noteholders to Direct Indenture Trustee.
                         -------------------------------------------------
Holders of Notes evidencing not less than a majority in aggregate principal amount of the outstanding Notes shall have the right to direct in writing the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee; provided, however, that subject to Section 6.1, the Indenture
                   --------  -------                  -----------
Trustee shall have the right to decline to follow any such direction if the Indenture Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken, or if the Indenture Trustee in good faith shall, by a Responsible Officer, determine that the proceedings so directed would be illegal or subject it to personal liability or be unduly prejudicial to the rights of Noteholders not parties to such direction; and provided, further,
                                                             --------  -------
that nothing in this Indenture shall impair the right of the Indenture Trustee to take any action deemed proper by the Indenture Trustee and which is not inconsistent with such direction by the Noteholders.

                                  ARTICLE VII
                        NOTEHOLDERS' LISTS AND REPORTS

          SECTION 7.1    Issuer To Furnish Indenture Trustee Names and
                         ---------------------------------------------
Addresses of Noteholders. The Issuer shall furnish or cause to be furnished by
------------------------
the Servicer to the Indenture Trustee (a) not more than five days before each date on which payments are to be made, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Notes as of the close of business on the related Record Date, and (b) at such other times as the Indenture Trustee may request in writing, within 14 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note
           --------  -------
Registrar, no such list shall be required to be furnished.

          SECTION 7.2    Preservation of Information, Communications to
                         ----------------------------------------------
Noteholders.
-----------

          (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.1 and the names and
                                                 -----------
                addresses of Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.1
                                                                     -----------
                upon receipt of a new list so furnished.

          (b) Noteholders may communicate pursuant to TIA (S) 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

          (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA (S) 312(c).

          SECTION 7.3    Reports by Issuer.
                         -----------------

          (a)   The Issuer shall:

                (i) file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission or any applicable state agencies, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act or any applicable state agencies pursuant to comparable regulation;

                (ii) file with the Indenture Trustee and the Commission or any applicable state agencies in accordance with rules and regulations prescribed from time to time by the

     Commission or any applicable state agencies such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA (S) 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.3(a) as may
                                                         --------------
     be required by rules and regulations prescribed from time to time by the Commission or any applicable state agencies.

          (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of such year.

          SECTION 7.4    Reports by Indenture Trustee.
                         ----------------------------

          (a) If required by TIA (S) 313(a), within 60 days after each May 1, beginning with May 1, 2001, the Indenture Trustee shall mail to each Noteholder as required by TIA (S) 313(c) a brief report dated as of such date that complies with TIA (S) 313(a). If the Indenture is or is required to be qualified under the TIA, the Indenture Trustee also shall comply with TIA (S) 313(b). A copy of any report delivered pursuant to this Section 7.4(a) shall,
                                                         --------------
                at the time of its mailing to Noteholders, be filed by the Indenture Trustee with the Commission, if required by applicable rules, and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee in writing if and when the Notes are listed on any stock exchange. The report contemplated by this Section 7.4(a) shall include the
                                                --------------
                following information concerning the Indenture Trustee:

                (i) its eligibility and qualifications to continue as Indenture Trustee under this Indenture;

                (ii) any amounts advanced by the Indenture Trustee under this Indenture;

                (iii) the amount, interest rate and maturity date of specified indebtedness owing by the Issuer to the Indenture Trustee in its individual capacity;

                (iv) the property and funds physically held by the Indenture Trustee as trustee; and

                (v) any action taken by the Indenture Trustee that materially affects the Notes and that has not been previously reported.

          (b) On each Payment Date, the Indenture Trustee shall include with each payment to each Noteholder a copy of the statement for the Collection Period or Periods applicable to such Payment Date as required pursuant to Section 3.4 of the Trust Sale and Servicing Agreement
                   -----------
                provided, the Servicer has provided the Indenture Trustee with such information as required.


                                 ARTICLE VIII
                     ACCOUNTS, DISBURSEMENTS AND RELEASES

          SECTION 8.1     Collection of Money. Except as otherwise expressly
                          -------------------
provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture, the Receivables Purchase Agreement and the Trust Sale and Servicing Agreement. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim an Event of Default under this Indenture and any right to proceed thereafter as provided in Article
                                                                        -------
V.
-

          SECTION 8.2     Trust Accounts; Allocations; Payments.
                          -------------------------------------

          (a) On or prior to the Closing Date, the Issuer shall cause the Servicer to establish and maintain, in the name of the Indenture Trustee, for the benefit of the Noteholders, the Trust Accounts as provided in any Series Supplement and Section 4.1 of the
                                                         -----------
                Trust Sale and Servicing Agreement (or with respect to any Trust Account for any Series of Notes issued after the Closing Date, on or prior to the closing date with respect to such Series of Notes).

          (b)   Subject to and in accordance with Section 8.2(c), collections of
                                                  --------------
                Non-Principal Receivables and Principal Receivables, Defaulted Receivables and Miscellaneous Payments will be allocated to each Series from and after the related Series Cut-Off Date on the basis of the Series Allocable Non-Principal Collections, Series Allocable Principal Collections, Series Allocable Defaulted Amount and Series Allocable Miscellaneous Payments for such Series, respectively, and amounts so allocated to any Series will not, except as specified in the related Series Supplement, be available to the Noteholders of any other Series.
                Allocations thereof among the Series in any group and among the Classes in any Series and between the Noteholders and the Residual Interestholders shall be set forth in the related Series Supplement or Series Supplements; provided, however,
                                                         --------  -------
                Collections of Non-Principal Receivables and Principal Receivables, Defaulted Receivables and Miscellaneous Payments shall not be allocated to any Excluded Series until the Invested Amount of the Series relating to such Excluded Series is reduced to $0.

          (c) For purposes of determining the Series Allocation Percentage for any Series in connection with the allocation of Non-Principal Receivables and Principal Receivables, Defaulted Receivables and Miscellaneous Payments for the specified Collection Period:

                (i) unless the related Series Supplement shall provide otherwise, each Series upon issuance, shall be deemed to have been created and in existence as of the first day of the Collection Period in which the related Series Cut-Off Date falls and, as a result, shall be allocated (based on its Series Allocation Percentage) its allocable portion of Non-Principal Receivables and Principal Receivables, Defaulted Receivables and Miscellaneous Payments for such Collection Period; and

                (ii) unless the related Series Supplement shall provide otherwise, with respect to any Series, if (x) as of the last day of any Collection Period the amounts on deposit in the Collection Account and the related Series Accounts are sufficient to pay in full the outstanding principal amount, accrued interest and all other amounts payable by the Trust (whether or not then due) with respect to any such Series of Notes on the Payment Date relating to such Collection Period (after giving effect to the allocations, distributions, withdrawals and deposits to be made on such related Payment Date) then (y) such Series shall be deemed to have been paid in full on such last day and, as a result, shall not be allocated any portion of Non-Principal Receivables and Principal Receivables, Defaulted Receivables and Miscellaneous Payments for any subsequent Collection Period. For purposes of making the determination in clause (x) above, on the date of any such determination it shall be assumed that any theretofore unpaid Adjustment Payments with respect to the immediately preceding Collection Period shall be allocated to such Series on the related Determination Date and shall be payable from amounts allocated to or available with respect to such Series on the related Payment Date.

          (d) On or before the date any distribution is to be made by the Indenture Trustee, all amounts required to be disbursed by the Indenture Trustee will be deposited by the Indenture Trustee upon receipt into the applicable Principal Funding Account or such other Trust Account as shall be specified in the related Series Supplement. The Indenture Trustee shall (unless otherwise provided in any Series Supplement) allocate the amount deposited into such Principal Funding Account and such other Trust Accounts to the extent and at the times as provided in the related Series Supplement. The Indenture Trustee shall pay amounts to the Holders of such Series to the extent and at the times provided in the related Series Supplement.

          (e) The Indenture Trustee shall allocate amounts deposited in a Principal Funding Account for payments of principal on the applicable Series of Notes, and pay amounts to the Holders thereof, to the extent and at the times provided in the related Series Supplements.

          (f) Notwithstanding anything to the contrary herein, all investment earnings on funds on deposit in the Principal Funding Account, net of losses and investment expenses, shall constitute Investment Proceeds and be applied as described in the related Series Supplement.

          (g) Notwithstanding any provision of this Indenture to the contrary, for so long as the Transferor is the sole Residual Interestholder and until the Indenture Trustee shall have received written notice from the Trust or the Transferor to the contrary, all amounts to be distributed by the Indenture Trustee to the Residual Interestholder or the Residual Interest Distribution Account shall be distributed to the Transferor to the account specified by the Transferor.

          SECTION 8.3     General Provisions Regarding Trust Accounts.
                          -------------------------------------------

          (a)   Subject to Section 6.1(c), the Indenture Trustee shall not in
                           --------------
                any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Indenture Trustee's failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

          (b) If (i) the Servicer shall have failed to give investment directions for any funds on deposit in the Trust Accounts to the Indenture Trustee by 11:00 a.m., New York City time (or such other time as may be agreed by the Servicer and the Indenture Trustee) on any Business Day or (ii) an Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to Section 5.2, or, (iii) if such Notes shall have been declared
                   -----------
                due and payable following an Event of Default, but amounts collected or receivable from the Trust Estate are being applied in accordance with Section 5.5 as if there had not been such a
                                   -----------
                declaration, then the Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Trust Accounts in Eligible Investments specified in clause (j) of the
                                                              ------  -
                definition thereof.

          SECTION 8.4     Release of Trust Estate.
                          -----------------------

          (a)   Subject to the payment of its fees and expenses pursuant to
                Section 6.7, the Indenture Trustee may, and when required by the
                -----------
                provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are consistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be
                                                      ------------
                bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

          (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due to the Indenture Trustee pursuant to Section 6.7 have been paid, notify the Issuer thereof in
                   -----------
                writing and upon receipt of an Issuer Request, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Collection Account, the Excess Funding Account and, except as otherwise specified in the related Series Supplement, any other Trust Account. The Indenture Trustee shall (i) release any remaining portion of the Trust Estate that secured the Residual Interest from the lien of this Indenture and (ii) release to the Issuer or any other Person entitled thereto any funds then on deposit in the Collection Account only at such time as (x) there are no Notes Outstanding and (y) all sums due to the Indenture Trustee pursuant to Section 6.7 have been paid.
                                    -----------

          SECTION 8.5     Opinion of Counsel.  The Indenture Trustee shall
                          ------------------
receive at least seven days' notice when requested by the Issuer to take any action pursuant to this Section 8.4, accompanied by copies of any instruments
                        -----------
involved, and the Indenture Trustee shall also require as a condition to such action, an Opinion of Counsel and an Officer's Certificate, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action shall not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be
                --------  -------
required to express an opinion as to the fair value of the Trust Estate.
Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee pursuant to the provisions of this Indenture in connection with any such action.

                                  ARTICLE IX
                            SUPPLEMENTAL INDENTURES

          SECTION 9.1   Supplemental Indentures Without Consent of Noteholders.
                        ------------------------------------------------------

          (a) Without the consent of the Holders of any Notes but with prior notice to the Rating Agencies, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

                (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject additional property to the lien of this Indenture;

                (ii)  to evidence the succession, in compliance with Section
                                                                     -------
     3.10 and the applicable provisions hereof, of another Person to the Issuer,
     ----
     and the assumption by any such successor of the covenants of the Issuer contained herein and in the Notes;

                (iii) to add to the covenants of the Issuer for the benefit of the Noteholders;

                (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                (v) to cure any ambiguity or to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture;

                (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and the Indenture and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of
     Article VI; and
     ----------

                (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA, and the Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

          (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Noteholders but with prior notice to the Rating Agencies, at any time and from time to time enter into one or more indentures supplemental hereto for the purpose of adding any provisions to, changing in any manner, or eliminating any of the provisions of, this Indenture or modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that such
                                                  --------  -------
                action shall not, as evidenced by an Officer's Certificate, adversely affect in any material respect the interests of any Noteholder unless such Noteholders' consent is obtained.

          (c) Notwithstanding anything contained herein to the contrary, this Indenture and any Series Supplement may be amended by the parties thereto and which the (consent of the parties thereto will not be unreasonably withheld), but without the consent of any Noteholders to add, modify or eliminate such provisions as may be necessary or advisable in order to enable (a) the transfer to Issuer of all or any portion of the Receivables to be derecognized under generally accepted accounting principles ("GAAP"), (b) Issuer to avoid becoming a member of Servicer's consolidated group under GAAP, (c) the Transferor or any Affiliate of the Transferor or any of their Affiliates to otherwise comply with or obtain more favorable treatment under any law or regulation or any accounting rule or principle or (d) the Transferor or Servicer to remove and reassign any Accounts and/or some or all of the Receivables arising therein to the extent such removal and reassignment would be consistent with derecognition under GAAP of the transfer of such Receivables to the Issuer; it being a condition to any such amendment that the Rating Agency Condition shall have been met;


          SECTION 9.2     Supplemental Indentures With Consent of Noteholders.
                          ---------------------------------------------------

          (a) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies and with the written consent of the Holders of not less than a majority of the principal amount of the Controlling Class of each Series of Notes affected thereby, by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, changing in any manner, or eliminating any of the provisions of, this Indenture or modifying in any manner the rights of the Noteholders under this Indenture;

                provided, however, that no such supplemental indenture shall,
                --------  -------
                without the consent of the Holder of each outstanding Note affected thereby:

                (i) change the due date of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate applicable thereto, or the

     Redemption Price with respect thereto, change any place of payment where, or the coin or currency in which, any Note or any interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due
                              ---------
     on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

               (ii) reduce the percentage of the aggregate outstanding principal amount of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences as provided for in this Indenture;

               (iii) impair the right to institute suit for the enforcement of specified provisions of this Indenture regarding payment;

               (iv) reduce the percentage of the aggregate outstanding principal amount of the Notes required to direct the Indenture Trustee to sell or liquidate the Trust Estate pursuant to Section 5.4 if the proceeds
                                                    -----------
     of such sale would be insufficient to pay the principal amount of and accrued but unpaid interest on the outstanding Notes;

               (v)   modify any provision of this Section 9.2 to decrease the
                                                  -----------
     required minimum percentage necessary to approve any amendments to any provisions of this Indenture;

               (vi) modify or alter the provisions of the Indenture regarding the voting of Notes held by the Issuer, the Transferor or any Affiliate of either of them; or

               (vii) permit the creation of any Lien ranking prior to or on a parity with the Lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the Lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security afforded by the lien of this Indenture.

         (b) The Indenture Trustee may in its discretion determine whether or not any Notes would be affected (such that the consent of each Noteholder would be required) by any supplemental indenture proposed pursuant to this Section 9.2 and any such determination
                                         -----------
               shall be conclusive and binding upon the Holders of all Notes, whether authenticated and delivered thereunder before or after the date upon which such supplemental indenture becomes effective. The Indenture Trustee shall not be liable for any such determination made in good faith.

          (c) It shall be sufficient if an Act of Noteholders approves the substance, but not the form, of any proposed supplemental indenture.

          (d) Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section
                                                                       -------
                9.2, the Indenture Trustee shall mail to the Noteholders to
                ---
                which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

          SECTION 9.3     Execution of Supplemental Indentures.  In executing,
                          ------------------------------------
or permitting the additional trusts created by any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created
                  ----------
by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an
           ------------     ---
Opinion of Counsel and an Officer's Certificate stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent to the execution of any such amendment have been satisfied. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

          SECTION 9.4     Effect of Supplemental Indenture.  Upon the execution
                          --------------------------------
of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

          SECTION 9.5     Conformity with Trust Indenture Act.  Every amendment
                          -----------------------------------
of this Indenture and every supplemental indenture executed pursuant to this
Article IX shall conform to the requirements of the TIA as then in effect so
----------
long as this Indenture shall then be qualified under the TIA.

          SECTION 9.6     Reference in Notes to Supplemental Indentures.  Notes
                          ---------------------------------------------
authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall,
                 ----------
bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes of the same Series.

                                   ARTICLE X
                              REDEMPTION OF NOTES

          SECTION 10.1     Redemption.
                          ----------

          (a) A Series of Notes shall be subject to redemption if and to the extent provided in the related Series Supplement.

          (b) Each Series of Notes shall be subject to redemption as set forth in this Section 10.1(b). In the event of any breach of any of
                        ---------------
                the representations and warranties set forth in Section 2.3 of the Trust Sale and Servicing Agreement shall have a material adverse effect on the Noteholders, then either the Indenture Trustee or the Holders of Notes evidencing not less than a majority in aggregate unpaid principal amount of the Controlling Class of each Series of Notes, by written notice to the Issuer and the Indenture Trustee may direct the Issuer to redeem all of the Notes then outstanding on the second Payment Date following the date of such notice (or such later date as may be specified in such notice); provided, however, that no such redemption shall be required to be made if on or prior to the earlier of the date the Redemption Notice is or is required to be sent to Noteholders, the representations and warranties set forth in
                Section 2.3 of the Trust Sale and Servicing Agreement are satisfied in all material respects and any material adverse effect on the Noteholders caused thereby shall have been cured. The Issuer shall promptly furnish a copy of such notice to the Transferor.

          (c) The redemption price for any Notes shall be equal to the applicable Redemption Price set forth in the related Series Supplement. The Issuer shall only be required to redeem Notes if it has available funds sufficient to pay such amount. The Issuer shall furnish the Rating Agencies notice of any such redemption. If any Notes are to be redeemed pursuant to this Section
                                                                 -------
                10.1(a), the Issuer shall furnish notice thereof to the
                -------
                Indenture Trustee not later than 10 days prior to the applicable Redemption Date and the Issuer shall deposit into the applicable Principal Funding Account, on or before the applicable Redemption Date, the aggregate Redemption Price of the Notes to be redeemed, whereupon all such Notes shall be due and payable on the Redemption Date.

          SECTION 10.2     Form of Redemption Notice.
                          -------------------------

          (a)   Notice of redemption of any Notes under Section 10.1 shall be
                                                        ------------
                given by the Indenture Trustee by first-class mail, postage prepaid, mailed not less than five days prior to the applicable Redemption Date to each Noteholder of record of the Notes to be redeemed at such Noteholder's address appearing in the Note Register.

          (b)   All notices of redemption shall state:

                (i)   the applicable Redemption Date;

                (ii)  the applicable Redemption Price;

                (iii) the place where the Notes are to be surrendered for payment of the Redemption Price (which shall be the Agency Office of the Indenture Trustee to be maintained as provided in Section 3.2);
                                                       -----------

                (iv)  the CUSIP number, if applicable; and

                (v)   the principal amount of Notes to be redeemed.

          (c) Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Note.

          SECTION 10.3     Notes Payable on Redemption Date.
                          --------------------------------

          With respect to any Notes, such Notes shall, following notice of redemption as required by Section 10.2 (in the case of redemption pursuant to
                          ------------
Section 10.1), on the applicable Redemption Date cease to be Outstanding for
------------
purposes of this Indenture and shall thereafter represent only the right to receive the applicable Redemption Price and (unless the Issuer shall default in the payment of such Redemption Price) no interest shall accrue on such Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating such Redemption Price.

                                  ARTICLE XI
                                 MISCELLANEOUS

          SECTION 11.1    Compliance Certificates and Opinions, etc.
                          ------------------------------------------

          (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee upon request: (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section 11.1, except that, in
                                                ------------
                the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished. Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                (iii) a statement that, in the judgment of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

          (b) (i) Prior to the deposit with the Indenture Trustee of any Collateral or other property or securities that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.1(a) or elsewhere in this
                                          ---------------
                Indenture, furnish to the Indenture Trustee an Officers' Certificate certifying or stating the opinion of each Person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

               (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officers' Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (b)(i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause
     (b)(ii), is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officers' Certificate is less than $25,000 or less than one percent of the outstanding Notes.

               (iii) Other than with respect to the release of any Defaulted Receivables, whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each Person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such Person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

               (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signatory thereof as to the matters described in clause
     (b)(iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than Defaulted Receivables, or securities released from the lien of this Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause (b)(iii) above and this clause (b)(iv), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the outstanding Notes.

               (v)    Notwithstanding Section 2.9 or any other provision of this
                                   -----------
     Section 11.1, the Issuer may (A) collect, liquidate, sell or otherwise
     ------------
     dispose of Receivables and related Collateral Security and proceeds of both as and to the extent permitted or required by the Basic Documents, (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Basic Documents and (C) take any other action not inconsistent with the TIA so long as the Indenture is or is required to be qualified under the TIA.

          SECTION 11.2    Form of Documents Delivered to Indenture Trustee.
                          ------------------------------------------------

          (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          (b) Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Transferor, the Issuer or the Administrator, stating that the information with respect to such factual matters is in the possession of the Servicer, the Transferor, the Issuer or the Administrator, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          (d) Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article
                                                                      -------
                VI.
                --

          SECTION 11.3   Acts of Noteholders.
                         -------------------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders or a Series of Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing and shall be subject to Section 5.11
                                                                  ------------
                hereof; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the
                                -----------
                Indenture Trustee and the Issuer, if made in the manner provided in this Section 11.3.
                        ------------

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

          (c)   The ownership of Notes shall be proved by the Note Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes (or any one or more Predecessor Notes) shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

          SECTION 11.4   Notices, etc., to Indenture Trustee, Issuer and Rating
                         ------------------------------------------------------
Agencies. Any request, demand, authorization, direction, notice, consent, waiver
--------
or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with:

          (a) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office, or

          (b) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and either sent by electronic facsimile transmission (with hard copy to follow via first class mail) or mailed, by certified mail, return receipt requested, or by overnight mail to the

                Issuer and the Owner Trustee each at the address specified in Appendix B to the Trust Sale and Servicing Agreement.
                ----------

          The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee and the Indenture Trustee shall likewise promptly transmit any notice received by it from the Noteholders to the Issuer.

          (c) Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be delivered as specified in Appendix B to the Trust Sale and
                                          ----------
                Servicing Agreement.

          SECTION 11.5   Notices to Noteholders; Waiver.
                         ------------------------------

          (a) Where this Indenture provides for notice to Noteholders of any condition or event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if it is in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at such Person's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. If notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.

          (b) Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

          (c) In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event of Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

          (d) Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Event of Default.

          SECTION 11.6   Alternate Payment and Notice Provisions.
                         ---------------------------------------

          Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer shall furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee shall cause payments to be made and notices to be given in accordance with such agreements.

          SECTION 11.7   Conflict with Trust Indenture Act.
                         ---------------------------------

          (a) If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

          (b) If this Indenture is or is required to be qualified under the TIA, the provisions of TIA (S)(S) 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

          SECTION 11.8   Effect of Headings and Table of Contents.
                         ----------------------------------------

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 11.9   Successors and Assigns.
                         ----------------------

          (a) All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not.

          (b) All covenants and agreements of the Indenture Trustee in this Indenture shall bind its successors and assigns, whether so expressed or not.

          SECTION 11.10  Separability.
                         ------------

          In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 11.11  Benefits of Indenture.
                         ---------------------

          Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Noteholders and the Note Owners and (only to the extent expressly provided herein) the Residual Interestholder and any other party secured hereunder, and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

          SECTION 11.12  Legal Holidays.
                         --------------

          If the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

          SECTION 11.13  GOVERNING LAW.
                         -------------

          THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS OR ANY OTHER JURISDICTION'S CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 11.14  Counterparts.
                         ------------

          This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          SECTION 11.15  Recording of Indenture.
                         ----------------------

          If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

          SECTION 11.16  No Recourse.
                         -----------

          (a) Each Noteholder will agree by acceptance of a Note (or interest therein) that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the

                Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against:

                (i) the Indenture Trustee or the Owner Trustee in its individual capacity;

                (ii)  any owner of a beneficial interest in the Issuer; or

                (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee has no such obligation in its individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles IV, V and VI of the Trust Agreement.

          (b) Except as expressly provided in the Basic Documents, neither the Transferor, the Servicer, the Indenture Trustee nor the Owner Trustee in their respective individual capacities, any owner of a beneficial interest in the Issuer, nor any of their respective partners, owners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Notes or this Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee solely as the Owner Trustee in the assets of the Issuer. Each Noteholder or Note Owner by the acceptance of a Note (or beneficial interest therein) will agree that, except as expressly provided in the Basic Documents, in the case of an Event of Default under this Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken
                --------  -------
                to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in this Indenture or in the Notes.

          SECTION 11.17  No Petition.
                         -----------

          The Indenture Trustee, by entering into this Indenture, and each Noteholder and Note Owner, by accepting a Note (or interest therein) issued hereunder, hereby covenant and agree that they shall not, prior to the date which is one year and one day after the termination of the Trust

Agreement, acquiesce, petition or otherwise invoke or cause the Transferor or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Transferor or the Issuer under any Insolvency Law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Transferor or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Transferor or the Issuer.

          SECTION  11.18  Inspection.
                          ----------

          The Issuer agrees that, on reasonable prior notice, it shall permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

          SECTION  11.19  No Substantive Review of Compliance Documents.
                          ---------------------------------------------

          Other than as specifically set forth in this Indenture for notices which specifically contain information of which the Indenture Trustee is to have notice, any reports, information or other documents provided to the Indenture Trustee are for the purposes only of enabling the sending party to comply with its document delivery requirements hereunder and such party's receipt of any such information shall not, in and of itself, constitute constructive or actual notice to the Indenture Trustee of any information contained therein or determinable from any information contained therein, including the Issuer or the Servicer's compliance with any of its covenants, representations or warranties hereunder.

          SECTION  11.20  Amendment of Basic Documents.
                          ----------------------------

          The Issuer shall not amend, modify or grant any consent or waiver with respect to the provisions of any of the Basic Documents without the prior written consent of the Indenture Trustee, except where the Basic Documents do not require the consent of the Indenture Trustee for such amendment, modification, consent or waiver.


                           *     *     *     *     *

          IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Amended and Restated Indenture to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

                                         VOLKSWAGEN CREDIT AUTO MASTER OWNER
                                         TRUST

                                         By:  The Bank of New York, not in its
                                              individual capacity but solely as
                                              Owner Trustee


                                         By:___________________________________
                                              Name:
                                              Title:


                                         BANK ONE, NATIONAL ASSOCIATION
                                         as Indenture Trustee


                                         By:___________________________________
                                              Name:
                                              Title:



Acknowledged and Accepted:

VW CREDIT, INC.,
Servicer


By:_____________________________
Name:
Title:

By:_____________________________
Name:
Title:

                                                                       Indenture

                                                                       EXHIBIT A


                         FORM OF TRANSFER CERTIFICATE
                         ----------------------------


VOLKSWAGEN DEALER FINANCE, LLC
3800 Hamlin Road
Auburn Hills, Michigan 48326

BANK ONE, NATIONAL ASSOCIATION
1 Bank One Plaza, Suite IL1-0126
Chicago, Illinois 60670-0126
Attn:  Global Corporate Trust Services
       as Indenture Trustee for
       Volkswagen Credit Auto Master Owner Trust


Ladies and Gentlemen:

          In connection with the purchase of a Note subject to Section 2.15 of the Indenture, dated as of __________, 2000, (the "Unregistered Note") of the
                                                   -----------------
Volkswagen Credit Auto Master Owner Trust, the undersigned buyer ("Buyer")
                                                                   -----
hereby acknowledges, represents and agrees that:

          (a) The Buyer has received the [describe offering document] relating to the offering of the Unregistered Note (including exhibits thereto).

          (b) The Buyer understands that the Unregistered Note has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold except as permitted in
                 --------------
                the following sentence. The Buyer agrees, on its own behalf and on behalf of any accounts for which it is acting as hereinafter stated, that such Unregistered Note may be resold, pledged or transferred only (i) to an [institutional] investor that is an "Accredited Investor" as defined in Rule 501(a)(1),(2),(3) or
                (7) (an "Institutional Accredited Investor") under the
                         ---------------------------------
                Securities Act acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are Institutional Accredited Investors unless the holder is a bank acting in its fiduciary capacity) that, if so requested by the Transferor or the Indenture Trustee, executes a certificate in the form hereof, (ii) [so long as such Unregistered Note is eligible for resale pursuant to Rule 144A under the Securities Act ("Rule 144A"), to a person whom the
                                           ---------
                Buyer reasonably believes after due inquiry to be a "qualified institutional buyer" (as defined in Rule 144A) acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are "qualified institutional buyers") that, if so requested by the Transferor or the Indenture Trustee, executes a certificate in the form hereof or (iii)] in a sale, pledge or other transfer made in a transaction otherwise exempt from the registration requirements of the Securities Act, in which case
                (A) the Indenture Trustee shall require that both the prospective transferor and the prospective transferee certify to the Indenture Trustee and the Transferor in writing the facts surrounding such transfer, which certification shall be in form and substance satisfactory to the Indenture Trustee and the Transferor, and (B) the Indenture Trustee shall require a written opinion of counsel (which will not be at the expense of the Transferor, the Servicer or the Indenture Trustee) satisfactory to the Transferor and the Indenture Trustee to the effect that such transfer will not violate the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States. The Buyer will notify any purchaser of the Unregistered Note from it of the above resale restrictions, if then applicable. The Buyer further understands that in connection with any transfer of the Unregistered Note by it that the Transferor and the Indenture Trustee may request, and if so requested the Buyer will furnish, such certificates and other information as they may reasonably require to confirm that any such transfer complies with the foregoing restrictions.


                                  CHECK [ONE]

          [_] (1) The Buyer is an [institutional investor and] an "accredited investor" (as defined in Rule 501(a)(1),(2),(3) or (7) of Regulation D under the Securities Act) acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are Institutional Accredited Investors unless the Buyer is a bank acting in its fiduciary capacity). The Buyer has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Unregistered Note, and the Buyer and any accounts for which it is acting are able to bear the economic risk of investment in the Unregistered Note for an indefinite period of time. The Buyer is acquiring the Unregistered Note for investment and not with a view to, or for offer and sale in connection with, a public distribution.

          [[_] (2) The Buyer is a "qualified institutional buyer" as defined under Rule 144A under the Securities Act and is acquiring the Unregistered Note for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are "qualified institutional buyers"). The Buyer is are familiar with Rule 144A under the Securities Act and is aware that the transferor of the Unregistered

               Note and other parties intend to rely on the statements made herein and the exemption from the registration requirements of the Securities Act provided by Rule 144A.]

        (c) You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


                              __________________________________________
                              Print Name of Buyer

                              By: ______________________________________

                              Name: ____________________________________

                              Title: ___________________________________

                              Date: ____________________________________

                                                                       EXHIBIT B



                              UNDERTAKING LETTER
                              ------------------



VOLKSWAGEN DEALER FINANCE, LLC
3800 Hamlin Road
Auburn Hills, Michigan 48326

BANK ONE, NATIONAL ASSOCIATION
1 Bank One Plaza, Suite IL1-0126
Chicago, Illinois 60670-0126
Attn:  Global Corporate Trust Services
       as Indenture Trustee for
       Volkswagen Credit Auto Master Owner Trust


Ladies and Gentlemen:

          In connection with our purchase of record or beneficial ownership of a Note subject to the provisions of Section 2.15 of the Indenture, dated as of __________, 2000, (the "Unregistered Note") of the Volkswagen Credit Auto Master
                        -----------------
Owner Trust, the undersigned purchaser, record owner or beneficial owner hereby acknowledges, represents and warrants that such purchaser, record owner or beneficial owner:

          (1) is not, and has not acquired the Unregistered Note by or for the benefit of, (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or [(iii) any entity whose underlying assets include plan assets by reason of a plan's investment in such entity]; and

          (2) acknowledges that you and others will rely on our acknowledgments, representations and warranties, and agrees to notify you promptly in writing if any of our acknowledgments, representations or warranties herein cease to be accurate and complete.



                              __________________________________________
                              Name of Note Owner

                              By: ______________________________________

                              Name: ____________________________________

                              Title: ___________________________________

                              Date: ____________________________________

                                      B-2